                                                    Registration No. 33-14672
                                                                     811-5183
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 17
                                                    ----

                    VEL ACCOUNT OF SMA LIFE ASSURANCE COMPANY
                    -----------------------------------------
                           (Exact Name of Registrant)

                           SMA LIFE ASSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                   Abigail M. Armstrong, Secretary and Counsel
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

               __on ______________pursuant to paragraph (a) of Rule 485
               ___60 days after filing pursuant to paragraph (a) of Rule 485
               ___immediately after filing pursuant to paragraph (b) of Rule 485
                X on   October 1, 1995  pursuant to paragraph (b) of Rule 485
               ___   ___________________

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant has registered an indefinite amount of its securities under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1994 was filed on February 22, 1995.

                       RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
Form N-8B-82                            Caption in Prospectus
------------                            ---------------------
1. . . . . . . . . . . . . . . . . . .      Cover Page
2. . . . . . . . . . . . . . . . . . .      Cover Page
3. . . . . . . . . . . . . . . . . . .      Not Applicable
4. . . . . . . . . . . . . . . . . . .      Distribution
5. . . . . . . . . . . . . . . . . . .      The Company, The VEL Account
6. . . . . . . . . . . . . . . . . . .      The VEL Account
7. . . . . . . . . . . . . . . . . . .      Not Applicable
8. . . . . . . . . . . . . . . . . . .      Not Applicable
9. . . . . . . . . . . . . . . . . . .      Legal Proceedings
10 . . . . . . . . . . . . . . . . . .      Summary; Description of the Company,
                                            The VEL Account, Allmerica
                                            Investment Trust, Variable Insurance
                                            Products Fund, Variable Insurance
                                            Products Fund II, T. Rowe Price
                                            International Series, Inc. and
                                            Delaware Group Premium Fund, Inc.;
                                            The Policy; Policy Termination and
                                            Reinstatement; Other Policy
                                            Provisions
11 . . . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment
                                            Trust; Variable Insurance Products
                                            Fund; Variable Insurance Products
                                            Fund II; T. Rowe Price International
                                            Series, Inc.; Delaware Group Premium
                                            Fund, Inc.; Investment Objectives
                                            and Policies
12 . . . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment
                                            Trust;
                                            Variable Insurance Products Fund;
                                            Variable Insurance Products Fund II;
                                            T. Rowe Price International Series,
                                            Inc.;  Delaware Group Premium Fund,
                                            Inc.
13 . . . . . . . . . . . . . . . . . .      Summary;  Allmerica Investment
                                            Trust; Variable Insurance Products
                                            Fund; Variable Insurance Products
                                            Fund II; T. Rowe Price International
                                            Series, Inc.; Delaware Group Premium
                                            Fund, Inc.; Investment Advisory
                                            Services to the Trust; Investment
                                            Advisory Services to Variable
                                            Insurance Products Fund; Investment
                                            Advisory Services to Variable
                                            Insurance Fund II; Investment
                                            Advisory Service to T. Rowe Price
                                            International Series, Inc.;
                                            Investment Advisory Services to
                                            Delaware Group Premium Fund, Inc.;
                                            Charges and Deductions
14 . . . . . . . . . . . . . . . . . .      Summary; Application for a Policy
15 . . . . . . . . . . . . . . . . . .      Summary; Application for a Policy;
                                            Premium Payments; Allocation of Net
                                            Premiums
16 . . . . . . . . . . . . . . . . . .      The VEL Account; Allmerica
                                            Investment Trust; Variable Insurance
                                            Products Fund; Variable Insurance
                                            Products Fund II; T. Rowe Price
                                            International Series, Inc.; Delaware
                                            Group Premium Fund, Inc.; Premium
                                            Payments; Allocation of Net Premiums
17 . . . . . . . . . . . . . . . . . .      Summary; Surrender; Partial
                                            Withdrawal; Charges and Deductions;
                                            Policy Termination and Reinstatement

18 . . . . . . . . . . . . . . . . . .      The VEL Account; Allmerica
                                            Investment Trust; Variable Insurance
                                            Products Fund; Variable Insurance
                                            Products Fund II;  T. Rowe Price
                                            International Series, Inc.; Delaware
                                            Group Premium Fund, Inc.; Premium
                                            Payments
19 . . . . . . . . . . . . . . . . . .      Reports; Voting Rights
20 . . . . . . . . . . . . . . . . . .      Not Applicable
21 . . . . . . . . . . . . . . . . . .      Summary; Policy Loans; Other Policy
                                            Provisions
22 . . . . . . . . . . . . . . . . . .      Other Policy Provisions
23 . . . . . . . . . . . . . . . . . .      Not Required
24 . . . . . . . . . . . . . . . . . .      Other Policy Provisions
25 . . . . . . . . . . . . . . . . . .      The Company
26 . . . . . . . . . . . . . . . . . .      Not Applicable
27 . . . . . . . . . . . . . . . . . .      The Company
28 . . . . . . . . . . . . . . . . . .      Directors and Principal Officers of
                                            the Company
29 . . . . . . . . . . . . . . . . . .      The Company
30 . . . . . . . . . . . . . . . . . .      Not Applicable
31 . . . . . . . . . . . . . . . . . .      Not Applicable
32 . . . . . . . . . . . . . . . . . .      Not Applicable
33 . . . . . . . . . . . . . . . . . .      Not Applicable
34 . . . . . . . . . . . . . . . . . .      Not Applicable
35 . . . . . . . . . . . . . . . . . .      Distribution
36 . . . . . . . . . . . . . . . . . .      Not Applicable
37 . . . . . . . . . . . . . . . . . .      Not Applicable
38 . . . . . . . . . . . . . . . . . .      Summary; Distribution
39 . . . . . . . . . . . . . . . . . .      Summary; Distribution
40 . . . . . . . . . . . . . . . . . .      Not Applicable
41 . . . . . . . . . . . . . . . . . .      The Company, Distribution
42 . . . . . . . . . . . . . . . . . .      Not Applicable
43 . . . . . . . . . . . . . . . . . .      Not Applicable
44 . . . . . . . . . . . . . . . . . .      Premium Payments; Policy Value and
                                            Cash Surrender Value
45 . . . . . . . . . . . . . . . . . .      Not Applicable
46 . . . . . . . . . . . . . . . . . .      Policy Value and Cash Surrender
                                            Value; Federal Tax Considerations
47 . . . . . . . . . . . . . . . . . .      The Company
48 . . . . . . . . . . . . . . . . . .      Not Applicable
49 . . . . . . . . . . . . . . . . . .      Not Applicable
50 . . . . . . . . . . . . . . . . . .      The VEL Account
51 . . . . . . . . . . . . . . . . . .      Cover Page; Summary; Charges and
                                            Deductions; The Policy; Policy
                                            Termination and Reinstatement;
                                            Other Policy Provisions
52 . . . . . . . . . . . . . . . . . .      Addition, Deletion or Substitution
                                            of Investments
53 . . . . . . . . . . . . . . . . . .      Federal Tax Considerations
54 . . . . . . . . . . . . . . . . . .      Not Applicable
55 . . . . . . . . . . . . . . . . . .      Not Applicable
56 . . . . . . . . . . . . . . . . . .      Not Applicable
57 . . . . . . . . . . . . . . . . . .      Not Applicable
58 . . . . . . . . . . . . . . . . . .      Not Applicable
59 . . . . . . . . . . . . . . . . . .      Not Applicable

                              PROSPECTUS SUPPLEMENT
                                   VEL ACCOUNT
                  (Supplement to prospectus dated May 1, 1995)

Effective October 1, 1995, the name of SMA Life Assurance Company has been changed to ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. The attached prospectus is hereby amended to delete the name "SMA Life Assurance Company" and to substitute ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY.


                                      * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Bradford K. Gallagher has resigned as Director, President and CEO of the Company. Richard M. Reilly, who is a Director and previously was Vice President of the Company, has been elected as President and CEO of the Company.

James R. McAuliffe has resigned as Director and Ruben P. Moreno has resigned as Vice President of the Company.












                              SUPPLEMENT DATED OCTOBER 1, 1995

This prospectus describes individual flexible premium variable life insurance policies ("Policies") offered by SMA Life Assurance Company ("Company") to applicants Age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Sum Insured.
You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Policy's surrender value, or the Policy may be fully surrendered at any time, subject to certain limitations.

The Policies permit you to allocate net premiums among up to seven of nineteen sub-accounts ("Sub-Accounts") of the VEL Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), T. Rowe Price International Series, Inc. ("T. Rowe") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Investment Management Company, Inc. ("Allmerica Investment"). VIPF and VIPF II are managed by Fidelity Management & Research Company ("Fidelity Management"). The International Stock Portfolio of T. Rowe is managed by Rowe Price-Fleming International, Inc. The International Equity Series, which is the only investment portfolio available under the Policies, is managed by Delaware International Advisers Ltd. ("Delaware International").

In certain circumstances, a Policy may be considered a "modified endowment contract." Under the Internal Revenue Code, any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."


IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC. THE HIGH INCOME PORTFOLIO OF VARIABLE INSURANCE PRODUCTS FUND INVESTS IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS
PROSPECTUS).   INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE
REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              Dated May 1, 1995
                             440 Lincoln Street
                       Worcester, Massachusetts 01653
                              (508) 855-1000

(Continued from cover page)

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series investment companies. Eleven different investment portfolios of the Trust are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund (the "Funds"). Five different investment portfolios of VIPF are available under the Policies: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio ("Portfolios"). One investment portfolio of VIPF II ("Portfolio") is
available under the Policies:  the Asset Manager Portfolio.   One investment
portfolio of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One investment portfolio of DGPF ("Series") is available under the Policies: the International Equity Series. Each Fund, Portfolio and Series has its own investment objectives. The accompanying prospectuses of the Trust, VIPP, VIPP II, T. Rowe and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund. The International Stock Portfolio of T. Rowe is not available in all states.

There is no guaranteed minimum Policy value. The value of a Policy will vary up or down to reflect the investment experience of the Sub-Accounts to which net premium payments have been allocated and the fixed rates of interest earned by allocations to the General Account. The Policy value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy value less any surrender charges and less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.

                           Table of Contents

SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . 5

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . .14

DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T.
ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC.. 17
   THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   THE VEL ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   ALLMERICA INVESTMENT TRUST  . . . . . . . . . . . . . . . . . . . . . . . 17
   VARIABLE INSURANCE PRODUCTS FUND. . . . . . . . . . . . . . . . . . . . . 17
   VARIABLE INSURANCE PRODUCTS FUND II . . . . . . . . . . . . . . . . . . . 18
   T. ROWE PRICE INTERNATIONAL SERIES, INC.  . . . . . . . . . . . . . . . . 18
   DELAWARE GROUP PREMIUM FUND, INC. . . . . . . . . . . . . . . . . . . . . 18
   INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . 18
   INVESTMENT ADVISORY SERVICES TO THE TRUST . . . . . . . . . . . . . . . . 20
   INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II  . . . . . . . . . . . . 23
   INVESTMENT ADVISORY SERVICES TO T. ROWE . . . . . . . . . . . . . . . . . 23
   INVESTMENT ADVISORY SERVICES TO DGPF  . . . . . . . . . . . . . . . . . . 24
   ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS . . . . . . . . . . . . 24
   VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
   APPLICATION FOR A POLICY. . . . . . . . . . . . . . . . . . . . . . . . . 25
   FREE LOOK PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
   CONVERSION PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . . . . 26
   PREMIUM PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
   ALLOCATION OF NET PREMIUMS. . . . . . . . . . . . . . . . . . . . . . . . 27
   TRANSFER PRIVILEGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
   DEATH PROCEEDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
   SUM INSURED OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
   CHANGE IN SUM INSURED OPTION. . . . . . . . . . . . . . . . . . . . . . . 30
   CHANGE IN FACE AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . 31
   POLICY VALUE AND SURRENDER VALUE  . . . . . . . . . . . . . . . . . . . . 31
   BENEFIT AT MATURITY DATE. . . . . . . . . . . . . . . . . . . . . . . . . 33
   PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
   OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . . . . . . . . . . . . . 33
   SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
   PARTIAL WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
   STATE PREMIUM TAX . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
   MONTHLY DEDUCTION FROM POLICY VALUE . . . . . . . . . . . . . . . . . . . 34
   CHARGES AGAINST ASSETS OF THE VEL ACCOUNT . . . . . . . . . . . . . . . . 35
   SURRENDER CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
   CHARGES ON PARTIAL WITHDRAWAL . . . . . . . . . . . . . . . . . . . . . . 37
   TRANSFER CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
   CHARGE FOR INCREASE IN FACE AMOUNT. . . . . . . . . . . . . . . . . . . . 38
   OTHER ADMINISTRATIVE CHARGES. . . . . . . . . . . . . . . . . . . . . . . 38

POLICY LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
   LOAN INTEREST CHARGED . . . . . . . . . . . . . . . . . . . . . . . . . . 39
   REPAYMENT OF DEBT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
   EFFECT OF POLICY LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . 39

POLICY TERMINATION AND REINSTATEMENT . . . . . . . . . . . . . . . . . . . . 39
   TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
   REINSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

OTHER POLICY PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 40
   POLICYOWNER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
   BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
   INCONTESTABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
   SUICIDE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
   AGE AND SEX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
   ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
   POSTPONEMENT OF PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . 41

DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY. . . . . . . . . . . . . . . 42

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 45

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . 46
   THE COMPANY AND THE VEL ACCOUNT . . . . . . . . . . . . . . . . . . . . . 46
   TAXATION OF THE POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . 46
   MODIFIED ENDOWMENT CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . 47

MORE INFORMATION ABOUT THE GENERAL ACCOUNT . . . . . . . . . . . . . . . . . 47
GENERAL DESCRIPTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
GENERAL ACCOUNT VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
THE POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS  . . . . . . . . 48

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

APPENDIX A - OPTIONAL BENEFITS . . . . . . . . . . . . . . . . . . . . . . . 89

APPENDIX B - PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . 89

APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND ACCUMULATED
 PREMIUMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91

APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES. . . . . . . . . . . . 97

                               SPECIAL TERMS

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: The person(s) designated by the owner of the Policy to receive the insurance proceeds upon the death of the Insured.

COMPANY: SMA Life Assurance Company.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: The amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Maturity Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under Federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MATURITY DATE: The Policy anniversary nearest the Insured's 95th birthday. The Maturity Date is the latest date to which insurance may remain in force.

MINIMUM MONTHLY FACTOR: A monthly premium amount calculated by the Company and specified in your Policy, which if paid, guarantees that your Policy will not lapse prior to the thirteenth Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. However, making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if (a) Debt exceeds Policy Value less surrender charges or (b) partial withdrawals and partial withdrawal charges have reduced premium payments below an amount equal to the Minimum Monthly Factor multiplied by the number of months since the Date of Issue or the effective date of an increase.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

NET PREMIUM: An amount equal to the premium less a 2 1/2% premium tax charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the International Stock Portfolio of
T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc.

SUM INSURED: The amount payable upon the death of the Insured prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value, less any Debt, any surrender charges, and any first-year administrative charges not yet deducted.

UNDERLYING FUNDS: The Funds of the Allmerica Investment Trust, the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of the Delaware Group Premium Fund, Inc. available under the Policies.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

VEL ACCOUNT: A Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                   SUMMARY

THE POLICY - The flexible premium variable life Policy (the "Policy") issued by the Company allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Policy remains in force, it will provide for: (a) life insurance coverage on the named Insured; (b) Policy Value; (c) surrender rights and partial withdrawal rights; (d) loan privileges; and (e) in some cases, additional insurance benefits available by rider for an additional charge.

The Policies are life insurance contracts, with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL Account. They are "flexible premium" policies, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, you may, but are not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first twelve Policy months after the Date of Issue or the effective date of an increase in Face Amount, the Policy will not lapse if the total premiums paid less partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. However, even during these periods making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing if Debt equals or exceeds Policy Value less surrender charges.

SURRENDER CHARGES - At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than 12 years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted at surrender.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium times a factor which is not greater than 1.0 and is as specified in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As the factors used in calculating the deferred sales charge in (b) vary with the attained Age and Premium Class (smoker or nonsmoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0, as specified in "APPENDIX D
- CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 100 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

PREMIUM TAX CHARGE - A charge of 2.5% of each premium will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states. See "CHARGES AND DEDUCTIONS - State Premium Tax."

MONTHLY DEDUCTIONS FROM POLICY VALUE - On the Date of Issue and each Monthly Payment Date thereafter, certain charges will be deducted from the Policy Value. The Monthly Deduction from Policy Value consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro Rata Allocation of the charge.

The monthly cost of insurance charge is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See "APPENDIX A - Optional Benefits."

The monthly administrative charge is described in "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

ADMINISTRATIVE CHARGES - Each of the charges listed below is designed to reimburse the Company for actual administrative costs incurred. None of these charges is designed to result in a profit to the Company.

Deferred Administrative Charge - A component of the Surrender Charge is a charge for administrative expenses. This deferred administrative charge is $4.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum Surrender Charge reduces by 1% per month after the 44th Policy month after Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See "THE POLICY - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

Monthly Administrative Charges - A component of the Monthly Deduction from Policy Value is a charge for administrative expense. The charge is $25 per month for the first 12 Monthly Deductions and $5 per month thereafter. The charges are designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, policy loans and loan repayments, change in Sum Insured Options, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries. The first 12 charges in the first year are higher than in subsequent years to reimburse the Company for costs associated with the issuance of the Policy. If the Policy is surrendered in the first policy year, the first year monthly administrative charges will be deducted at surrender in addition to any surrender charge which may be applicable. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

Transaction Charge on Partial Withdrawals - A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

Charge for Increase in Face Amount - For each increase in Face Amount, a charge of $50 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See "THE POLICY - Change In Face Amount" and "CHARGES AND DEDUCTIONS - Charge For Increase In Face Amount."

Transfer Charge - The first six transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE POLICY - Transfer Privilege" and "CHARGES AND DEDUCTIONS - Transfer Charges."

Other Administrative Charges - The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS - Other Administrative Charges."

CHARGES AGAINST THE VEL ACCOUNT - A daily charge equivalent to an effective annual rate of 0.90% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The VEL Account."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES - In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS - Charges Against Assets Of The VEL Account." The levels of fees and expenses vary among the Underlying Investment Companies.

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Accounts, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the VEL Account. The Company does not guarantee a minimum Policy Value. See "SUMMARY - Minimum Monthly Factor."

The Surrender Value will be the Policy Value, less any Debt, surrender charges, and any $25 monthly administrative charges not yet deducted at the time of surrender. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS - The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. The Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the policy month in which the Insured dies. Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. See "THE POLICY
- Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B - Payment Options."

FLEXIBILITY TO ADJUST SUM INSURED - Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See "THE POLICY - Change In Face Amount.

"The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege.
See "THE POLICY - Free Look Period, - Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS - You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider and Living Benefits Rider. See "APPENDIX A - Optional Benefits."

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

POLICY ISSUANCE - If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount applied for but not to exceed $500,000. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance agreement are met. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium during the lifetime of the Insured.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if less than $10,000 of initial Net Premiums have been received by the Company, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. If initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. See "THE POLICY - Application for A Policy."

MINIMUM MONTHLY FACTOR - The Policy is guaranteed not to lapse prior to the thirteenth Monthly Deduction after Date of Issue or the effective date of an increase in the Face Amount, if you make premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. However, at all other times, payments of such premiums does not guarantee that the Policy will remain in force. See "THE POLICY - Premium Payments." Moreover, even during the 12 month periods, if Debt exceeds Policy Value less surrender charges, then making payments at least equal to the Minimum Monthly Factors will not prevent the Policy from lapsing. Policy Changes which cause a change in the Minimum Monthly Factor are changes in Face Amount and the addition or deletion of a rider.

ALLOCATION OF NET PREMIUMS - Net premiums are the premiums paid less the 2 1/2% premium tax charge. Net premiums may be allocated to one or more Sub-Accounts of the VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE POLICY - Allocation Of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS - The Policies permit Net Premiums to be allocated either to the Company's General Account or to the VEL Account. The VEL Account is currently comprised of nineteen Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the Variable Insurance Products Fund ("VIPF") or Variable Insurance Products Fund II ("VIPF II") managed by Fidelity Management, T. Rowe Price International Series, Inc. ("T. Rowe") managed by Rowe Price-Fleming International, Inc. with respect to the International Stock Portfolio or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying

Funds. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE POLICY - Transfer Privilege."

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series management investment companies. Eleven different Underlying Funds of the Trust (each a "Fund") are available under the Policies: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. Five different Underlying Funds of VIPF (each a "Portfolio") are available under the Policies: the Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio. One Underlying Fund of VIPF II ("Portfolio") is available under the Policies: the Asset Manager Portfolio. One Underlying Fund of T. Rowe ("Portfolio") is available under the Policies:
 the International Stock Portfolio. One Underlying Fund of DGPF ("Series") is available under the Policies: the International Equity Series. Certain of the Underlying Funds may not be available in all states.

Each of the Underlying Funds has its own investment objectives. However, certain Underlying Funds have investment objectives similar to certain other Underlying Funds.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC."

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after you receive the Policy, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you. Upon returning the Policy you will receive a refund equal to the sum of (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL Account, and (2) the value of the amounts allocated to the VEL Account, and (3) any fees or charges imposed on the amounts allocated to the VEL Account. The amount refunded in (1) above includes any premiums allocated to the General Account. However, where required by state law, the Company will refund the entire amount of premiums paid. A free look privilege also applies after a requested increase in Face Amount. See "THE POLICY - Free-Look Period."

CONVERSION PRIVILEGES - During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert this policy to a flexible premium fixed adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Date of Issue, and risk classifications as the original policy. See "THE POLICY - Conversion Privileges."

PARTIAL WITHDRAWAL - After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $25,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE POLICY - Partial Withdrawal" and "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

LOAN PRIVILEGE - You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy Year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."

POLICY LAPSE AND REINSTATEMENT - The failure to make premium payments will not cause a Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or
(b) Debt exceeds Policy Value less surrender charges. A 62-day grace period applies to each situation. Except for the situation described in (b) above, the Policy will not lapse prior to the 13th Monthly Deduction following the Date of Issue or the effective date of an increase in Face Amount, if you make premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium and of any unpaid first year administrative charges due and not yet deducted), a Polcy may be reinstated at any time within 3 years after the expiration of the grace period and before the Maturity Date. See "POLICY TERMINATION AND REINSTATEMENT."

TAX TREATMENT - Policy Value is generally subject to the same federal income tax treatment as Policy Value under a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. In such circumstances, withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under
Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary. However, in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS - Taxation Of The Policies."

A policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a " 7 - pay" test. A policy fails to satisfy the 7 - pay test if the cumulative premiums paid under the policy at any time during the first seven Policy years exceeds the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums. If the policy is considered a modified endowment contract, all distributions (including policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."
                                      12

                             ---------------


The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy together with its attached application constitutes the entire agreement between the Company and you.

                           PERFORMANCE INFORMATION

The Policies were first offered to the public in 1987. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in
existence.   The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that
is surrendered at the end of the applicable period.   For more information on
charges under the Policies, see CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a sub- account, based on certain charges and assumptions as described in the respective tables, for the one- year period ended December 31, 1994. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        Table I: SUB-ACCOUNT PERFORMANCE
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


-------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/94
                                                    ---------------------------------------------
 SUB-         UNDERLYING               ONE-YEAR     2 YEARS     5 YEARS      SINCE    YEARS SINCE
ACCOUNT          FUND                TOTAL RETURN                          INCEPTION   INCEPTION*
-------------------------------------------------------------------------------------------------
  1    Growth                          -88.97%      -21.13%     -2.77%       7.88%       9.67
  2    Investment Grade                -91.58%      -20.42%     -4.85%       2.61%       9.67
  3    Money Market                    -85.82%      -22.30%     -8.17%      -0.34%       9.67
  4    Equity Index                    -88.22%      -19.66%       N/A       -2.91%       4.26
  5    Government Bond                 -89.84%      -21.42%       N/A      -16.61%       3.35
  6    Select Aggressive Growth        -91.04%        N/A         N/A      -19.76%       2.36
  7    Select Growth                   -90.35%        N/A         N/A      -31.95%       2.36
  8    Select Growth and Income        -88.50%        N/A         N/A      -31.70%       2.36
  9    Small Cap Value                 -94.54%        N/A         N/A      -51.62%       1.67
 11    Select Int'l Equity               N/A          N/A         N/A      -81.93%       0.67
 12    Select Capital Appreciation       N/A          N/A         N/A        N/A          N/A
101    VIPF Money Market               -85.55%      -22.06%      -8.07%     1.20%       10.00
102    VIPF High Income                -90.40%      -11.16%      -1.72%     4.67%        9.28
103    VIPF Equity Income              -83.19%      -10.58%      -2.01%     4.00%        8.23
104    VIPF Growth                     -89.12%      -15.83%      -1.69%     5.70%        8.23
105    VIPF Overseas                   -87.67%      -17.65%      -7.28%    -0.43%        7.92
106    VIPF II Asset Manager           -94.19%      -16.87%      -1.88%    -1.59%        5.32
150    T. Rowe Int'l Stock               N/A          N/A         N/A      -76.58%       0.58
207    DGPF Int'l Equity               -86.88%        N/A         N/A      -19.20%       2.17
-------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                      Table II: SUB-ACCOUNT PERFORMANCE
            EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. The data does NOT reflect monthly charges under the Policies or surrender charges. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


-------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/94
                                                    ---------------------------------------------
 SUB-         UNDERLYING               ONE-YEAR     3 YEARS     5 YEARS      SINCE    YEARS SINCE
ACCOUNT          FUND                TOTAL RETURN                          INCEPTION   INCEPTION*
-------------------------------------------------------------------------------------------------
  1      Growth                        -0.75%         3.64%      8.89%       12.66%      9.67
  2      Investment Grade              -3.84%         4.26%      7.01%        7.73%      9.67
  3      Money Market                   2.98%         2.63%      4.04%        5.00%      9.67
  4      Equity Index                   0.14%         4.92%       N/A        11.77%      4.26
  5      Government Bond               -1.78%         3.39%       N/A         5.20%      3.35
  6      Select Aggressive Growth      -3.20%          N/A        N/A        14.30%      2.36
  7      Select Growth                 -2.39%          N/A        N/A         3.39%      2.36
  8      Select Growth and Income      -0.19%          N/A        N/A         3.61%      2.36
  9      Small Cap Value               -7.36           N/A        N/A         5.26%      1.67
 11      Select Int'l Equity             N/A           N/A        N/A        -4.37%      0.67
 12      Select Capital Appreciation     N/A           N/A        N/A          N/A        N/A
101      VIPF Money Market              3.30%         2.84%      4.13%        6.22%     10.00
102      VIPF High Income              -2.45%        12.41%     12.99%        9.89%      9.28
103*     VIPF Equity Income             6.09%        12.93%      9.50%        9.93%      8.23
104      VIPF Growth                   -0.93%         8.27%      9.87%       11.53%      8.23
105      VIPF Overseas                  0.79%         6.67%      4.83%        6.04%      7.92
106      VIPF II Asset Manager         -6.95%         7.36%      9.70%        9.20%      5.32
150      T. Rowe Int'l Stock             N/A           N/A        N/A         1.26%      0.58
207      DGPF Int'l Equity              1.72%          N/A        N/A        17.71%      2.17
---------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   * * * * *

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small Cap Value; 5/01/94 for Select International Equity; 10/09/86 for VIPF Equity-Income and VIPF Growth; 9/19/85 for VIPF High Income; 1/28/87 for VIPF Overseas; 9/06/89 for VIPF II Asset Manager; 10/29/92 for DGPF International Equity; and 6/01/94 for the T. Rowe International Stock. The Select Capital Appreciation Fund of the Trust was not in existence in 1994.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

   DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, ALLMERICA INVESTMENT TRUST,
    VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II
              T. ROWE PRICE INTERNATIONAL SERIES, INC. AND
                   DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY - The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1994, the Company had over $4 billion in assets and over $25 billion of life insurance in force. The Company is an indirect wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), 440 Lincoln Street, Worcester, Massachusetts. State Mutual, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1994, State Mutual and its subsidiaries (including the Company) had over $10 billion in combined assets and over $42 billion of life insurance in force.

THE VEL ACCOUNT - The VEL Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The VEL Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL Account or the Company by the Commission.

The assets used to fund the variable portion of the Policies are set aside in the VEL Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL Account may not be charged with any liabilities arising out of any other business of the Company. The VEL Account currently has seventeen Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. or the Delaware Group Premium Fund, Inc. ("Underlying Investment Companies").

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and VEL Account.

ALLMERICA INVESTMENT TRUST - Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by State Mutual as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various Separate Accounts established by State Mutual, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Policies, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. Certain of the Funds may not be available in all states. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such Separate Accounts.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND - Variable Insurance Products Fund ("VIPF"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act.
Five of its investment portfolios are available under the Policies: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIPF. Fidelity Management, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of VIPF as part of their operating expenses pay an investment management fee to Fidelity Management. See "INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II."

VARIABLE INSURANCE PRODUCTS FUND II - Variable Insurance Products Fund II ("VIPF II"), managed by Fidelity Management (see discussion under "VARIABLE INSURANCE PRODUCTS FUND"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. - T. Rowe Price International Series, Inc. ("T. Rowe"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC. - Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the International Equity Series, which may not be available in all states.

The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Funds is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds and other relevant information regarding the Underlying Investment Companies may be found in their respective Prospectuses, which accompany this Prospectus and should be read carefully before investing. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SUB-ACCOUNT 1 - invests solely in shares of the Growth Fund of the Trust. The Growth Fund is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

SUB-ACCOUNT 2 - invests solely in shares of the Investment Grade Income Fund of the Trust. The Investment Grade Income Fund is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

SUB-ACCOUNT 3 - invests solely in shares of the Money Market Fund of the Trust. The Money Market Fund is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

SUB-ACCOUNT 4 - invests solely in shares of the Equity Index Fund of the Trust. The Equity Index Fund seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Index.

SUB-ACCOUNT 5 - invests solely in the shares of the Government Bond Fund of the Trust. The Government Bond Fund has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in related options, futures and repurchase agreements.

SUB-ACCOUNT 6 - invests solely in shares of the Select Aggressive Growth Fund of the Trust. The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SUB-ACCOUNT 7 - invests solely in shares of the Select Growth Fund of the Trust. The Select Growth Fund seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SUB-ACCOUNT 8 - invests solely in shares of the Select Growth and Income Fund of the Trust. The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

SUB-ACCOUNT 9 - invests solely in the Small Cap Value Fund of the Trust. The Small Cap Value Fund seeks long-term growth by investing principally in a diversified portfolio of common stocks of smaller, faster-growing companies considered to be attractively valued in the smaller company sector of the market.

SUB-ACCOUNT 11 - invests solely in shares of the Select International Equity Fund of the Trust. The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SUB-ACCOUNT 12- invests solely in shares of the Select Capital Appreciation Fund of the Trust. The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SUB-ACCOUNT 101 - invests solely in shares of Money Market Portfolio of VIPF, which seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in high-quality money market instruments.

SUB-ACCOUNT 102 - invests solely in shares of the High Income Portfolio of VIPF. The High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

SUB-ACCOUNT 103 - invests solely in shares of the Equity-Income Portfolio of VIPF. The Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

SUB-ACCOUNT 104 - invests solely in shares of the Growth Portfolio of VIPF. The Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SUB-ACCOUNT 105 - invests solely in shares of the Overseas Portfolio of VIPF.
 The Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

SUB-ACCOUNT 106 - invests solely in shares of the Asset Manager Portfolio of VIPF II. The Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

SUB-ACCOUNT 150 - invests solely in shares of the International Stock Portfolio of T. Rowe. The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SUB-ACCOUNT 207 - invests solely in shares of the International Equity Series of DGPF. The International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

INVESTMENT ADVISORY SERVICES TO THE TRUST - The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of State Mutual, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment is also obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

The Sub-Advisers of each of the Funds are as follows:


Growth Fund                           Miller, Anderson & Sherrerd
Investment Grade Income               Allmerica Asset Management, Inc.
Money Market Fund                     Allmerica Asset Management, Inc.
Equity Index Fund                     Allmerica Asset Management, Inc.
Government Bond Fund                  Allmerica Asset Management, Inc.
Select International Equity Fund      Bank of Ireland Asset Management Limited
Select Aggressive Growth Fund         Nicholas-Applegate Capital Management
Select Capital Appreciation Fund      Janus Capital Corporation
Select Growth Fund                    United Asset Management Corporation
Select Growth and Income Fund         John A. Levin & Co., Inc.
Small Cap Value Fund                  David L. Babson & Co. Inc.


Allmerica Asset Management, Inc. is an indirect wholly owned subsidiary of State Mutual.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


            FUND                     NET ASSET VALUE          RATE
            ----                    -----------------         ----
Growth                              First $50 million         0.60%
                                    $50 - 250 million         0.50%
                                    Over $250 million         0.35%

Investment Grade Income             First $50 million         0.50%
                                    $50 - 250 million         0.35%
                                    Over $250 million         0.25%

Money Market                        First $50 million         0.35%
                                    $50 - 250 million         0.25%
                                    Over $250 million         0.20%

Equity Index                        First $50 million         0.35%
                                    $50 - 250 million         0.30%
                                    Over $250 million         0.25%

Government Bond                              *                0.50%

Select International Equity                  *                1.00%

Select Aggressive Growth                     *                1.00%

Select Capital Appreciation                  *                1.00%

Select Growth                                *                0.85%

Select Growth and Income                     *                0.75%

Small Cap Value                              *                0.85%

*    For the Government Bond Fund, Select International Equity Fund, Select
     Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth
     Fund, Select Growth and Income Fund and Small Cap Value Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.


Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


        SUB-ADVISER                        FUND                 NET ASSET VALUE     RATE
        -----------                        ----                 ---------------     ----
Miller, Anderson & Sherrerd        Growth                              *              *

Allmerica Asset Management, Inc.   Investment Grade Income             **           0.20%

Allmerica Asset Management, Inc.   Money Market                        **           0.10%

Allmerica Asset Management, Inc.   Equity Index                        **           0.10%

Allmerica Asset Management, Inc.   Government Bond                     **           0.20%

Bank of Ireland Asset                                           First $50 million   0.45%
 Management Limited                Select Int'l Equity          Next $50 million    0.40%
                                                                Over $100 million   0.30%

Nicholas-Applegate Capital         Select Aggressive Growth            **           0.60%
 Management

Janus Capital Corporation          Select Capital Appreciation  First $100 million  0.60%
                                                                Over $100 million   0.55%

United Asset Management            Select Growth                First $50 million   0.50%
 Corporation                                                    $50 - 100 million   0.45%
                                                                $150 - 250 million  0.35%
                                                                $250 - 350 million  0.30%
                                                                Over $350 million   0.25%

John A. Levin & Co., Inc.          Select Growth and Income     First $100 million  0.40%
                                                                Next $200 million   0.25%
                                                                Over $300 million   0.30%

David L. Babson & Co.              Small Cap Value                     **           0.50%

  * Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd based on the aggregate assets of the Growth Fund and certain other accounts of State Mutual and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd, under the following schedule:


             AGGREGATE AVERAGE NET ASSETS              RATE
             ----------------------------              -----
                  First $50 million                    0.500%
                  $50 - 100 million                    0.375%
                  $100 - 500 million                   0.250%
                  $500 - 850 million                   0.200%
                  Over $850 million                    0.150%

  ** For the Investment Grade Income Fund, Money Market Fund, Equity Index
     Fund, Government Bond Fund, Select Aggressive Growth Fund and Small Cap
     Value Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.


The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II - For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The Prospectuses of VIPF and VIPF II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

VIPF and VIPF II Portfolios

The Money Market Portfolio's management fee is (a) the sum of a group fee rate and an individual fund fee rate of 0.03%, and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of a 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by Fidelity Management, cannot rise above 0.37%, and it drops as total assets under management increase. The income component cannot rise above 0.24%.

The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Equity-Income, Growth, Asset Manager and Oversees Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Asset Manager Portfolio may have a fee of as high as 0.92% of its average net assets. The Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.

INVESTMENT ADVISORY SERVICES TO T. ROWE. The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between
T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $9 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF - Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIPF and VIPF II, the Portfolio of
T. Rowe and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity Policyowners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance Policyowners or variable annuity Policyowners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

VOTING RIGHTS - To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of that action and the reasons for that action will be included in the next periodic report to Policyowners.

                                  THE POLICY

APPLICATION FOR A POLICY - Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

If at the time of application a prospective Policyowner makes a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, pending underwriting approval, the Company will provide fixed conditional insurance pursuant to a Conditional Insurance Agreement in the amount of insurance applied for, up to a maximum of $500,000. This coverage will generally continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued to the Trustee of an employee benefit plan, the amounts held in the Company's General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions, upon return of a Delivery Receipt to the Principal Office. For all other Policyowners, if the initial net premiums are less than $10,000, the amounts held in the Company's General Account will be allocated to the Sub-Accounts (according to your instructions) not later than three days after underwriting approval of the Policy. If the amount allocated to the VEL Account exceeds $10,000 annually or if the Policy provides for planned premium payments during the first year of $5,000 semi-annually or $2,500 quarterly or $1,000 monthly, the entire amount will remain in the General Account until return of a Delivery Receipt to the Principal Office. The entire amount will then be allocated to the Sub-Accounts according to your instructions. Amounts remaining in the General Account will continue to be credited interest from date of receipt of the premium at the Principal Office.

FREE LOOK PERIOD - The Policy provides for an initial Free Look Period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of (a) 45 days after the application for the Policy is signed, (b) 10 days after you receive the Policy, or (c) 10 days after the Company mails or personally delivers a notice of withdrawal rights to you. When you return the Policy, the Company will mail within 7 days a refund equal to the sum of (1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL Account, and (2) the value of the amounts allocated to the VEL Account, and (3) any fees or charges imposed on the amounts allocated to the VEL Account. The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

After an increase in Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the application for the increase is signed, (b) 10 days after you receive the new specification pages issued for the increase, or (c) 10 days after the Company mails or delivers a notice of withdrawal rights to you. Upon cancelling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES - Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Policy is in force, you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue ages, dates of issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS - Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Maturity Date or skip planned premium payments subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." If, in the first 12 policy months following issue or an increase in the Face Amount, you make premium payments, less partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. EXCEPT

FOR THE 12 POLICY MONTHS AFTER THE DATE OF ISSUE OR THE EFFECTIVE DATE OF AN INCREASE IN FACE AMOUNT, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTORS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by Federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a policy year. See "POLICY TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PREMIUMS - The Net Premium equals the premium paid less the 2 1/2% premium tax charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid.

Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Policyowner identify themselves by name and identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape
recorded.   An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE - At any time prior to the Maturity Date and subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "THE POLICY - Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.

Transfers involving the General Account are currently permitted only if:

     (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

     (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

You may have automatic transfers of at least $100 each made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invests in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to automatically reallocate Policy value among the Sub-Accounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Payment Date, the automatic transfer will be processed on the next business day.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

The first six transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the six free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the six free transfers.

DEATH PROCEEDS - As long as the Policy remains in force (see "POLICY TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS - Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See "APPENDIX B - PAYMENT OPTIONS."

The Death Proceeds are: (a) The Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. The amount of Death Proceeds payable will be determined as of the date of the Insured's death.

SUM INSURED OPTIONS - The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the option once per Policy year by written request. There is no charge for a change in option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured.

Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

Guideline Minimum Sum Insured - The Guideline Minimum Sum Insured is equal to a percentage of the Policy Value as set forth in the table below. The Guideline Minimum Sum Insured is determined in accordance with Internal Revenue Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM SUM INSURED TABLE




              Age of
            Insured on                           Percentage of
          Date of Death                          Policy Value
          40 and less . . . . . . . . . . . . . . .    250%
          45. . . . . . . . . . . . . . . . . . . .    215%
          50. . . . . . . . . . . . . . . . . . . .    185%
          55. . . . . . . . . . . . . . . . . . . .    150%
          60. . . . . . . . . . . . . . . . . . . .    130%
          65. . . . . . . . . . . . . . . . . . . .    120%
          70. . . . . . . . . . . . . . . . . . . .    115%
          75. . . . . . . . . . . . . . . . . . . .    105%
          80. . . . . . . . . . . . . . . . . . . .    105%
          85. . . . . . . . . . . . . . . . . . . .    105%
          90. . . . . . . . . . . . . . . . . . . .    105%
          95. . . . . . . . . . . . . . . . . . . .    100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1, (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

Illustration of Option 1 - For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. However, because the Sum Insured must be equal to or greater than 250% of Policy Value, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

Illustration of Option 2 - For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Policy with a Face Amount of $50,000 will generally produce a Sum Insured of $50,000 plus Policy Value. For example, a Policy with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000); Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000). However, the Sum Insured must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 x 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 x 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 x 2.50).

Similarly, if Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least 1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

The Sum Insured under Option 2 will always be the greater of the Face Amount plus Policy Value or the Policy Value multiplied by the applicable percentage.

CHANGE IN SUM INSURED OPTION - Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a written request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. However, the change in option will affect the determination of the Sum Insured from that point on, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1.
 Assuming a positive net investment return with respect to any amounts in the VEL Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $25,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Policyowner. See "THE POLICY - Premium Payments."

CHANGE IN FACE AMOUNT - Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES - Along with the written request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors. On the effective date of each increase in Face Amount, a transaction charge of $50 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value, - Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Policy and
(2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See "THE POLICY - Free Look Period, - Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES - The minimum amount for a decrease in Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."
 For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro Rata Allocation. The current surrender charge will be reduced by the amount deducted. See "CHARGES AND DEDUCTIONS - Surrender Charge."

POLICY VALUE AND SURRENDER VALUE - The Policy Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt, any $25 monthly administrative charges not yet deducted and
any surrender charge).    See "THE POLICY - Surrender."  There is no
guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen

Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE - The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the VEL Account; see THE POLICY - Application For A Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

 (1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

 (2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT - Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Company's Principal Office.
The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR - The net investment factor measures the investment performance of a Sub-Account of the VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to
1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) from the result, where

 (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

 (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period; and

 (c) is a charge for each day in the Valuation Period equal to .90% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 1.275%.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

BENEFIT AT MATURITY DATE - If the Insured is living, the Company will pay to you the Policy Value on the Maturity Date, reduced by any outstanding Debt. See "THE POLICY - Policy Value And Surrender Value." A Policyowner may elect to have amounts payable on the Maturity Date paid in a single lump sum or under a payment option. The Maturity Date of a Policy is the Policy anniversary nearest the Insured's 95th birthday.

PAYMENT OPTIONS - During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in Appendix B, "PAYMENT OPTIONS." These choices are also available at the Maturity Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS - Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A - OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value."

SURRENDER - At any time prior to the Maturity Date, you may surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value, less Debt, applicable surrender charges and any $25 monthly administrative charges not yet deducted. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered prior to the Maturity Date if less than twelve full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in "APPENDIX B - PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWAL - Any time after the first Policy year and prior to the Maturity date, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions the Company will make a Pro Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $25,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

STATE PREMIUM TAX - A deduction of 2 1/2% for state premium taxes is made from each premium payment. The premium payment less the premium tax charge equals the Net Premium. While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2 1/2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, the Company does not expect to make a profit from this charge.

MONTHLY DEDUCTION FROM POLICY VALUE - A Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $50 administrative charge for the increase. See "THE POLICY - Change In Face Amount."

The Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions, or, if no allocation is specified, the Company will make a Pro Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account.

COST OF INSURANCE - This charge is designed to compensate the Company for the Anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect. In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE POLICY - Change In Face Amount: Decreases."

COST OF INSURANCE RATES - Cost of insurance rates are based on male, female, or a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Polcy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The premium class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred premium classes, standard premium classes and substandard premium classes. In an otherwise identical Contract, an Insured in the preferred premium class will have a lower cost of insurance than an Insured in a standard premium class who, in turn, will have a lower cost of insurance than an Insured in a substandard premium class with a higher mortality risk. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same premium class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES - A flat monthly administrative charge of $25 per month will be deducted from Policy Value as part of the first twelve Monthly Deductions. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. If the Policy is surrendered, any $25 monthly administrative charges not yet deducted will be deducted in addition to applicable surrender charges. After the first 12 Monthly Deductions, a monthly administrative charge of $5 per month will be deducted from Policy Value to cover expenses associated with administering the Policy. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL ACCOUNT - The Company currently makes a charge on an annual basis of 0.90% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but may not exceed 1.275% on an annual basis.

Any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. To increase the charge above the range of industry practice, the Company must file a request with the Securities and Exchange Commission ("SEC") for an exemption from certain SEC rules, in which it would be necessary to demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy. Even with such a demonstration, there is no assurance that the SEC would issue an exemption order.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

In addition, because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The Prospectuses and Statements of Additional information of the Trust, VIPF, VIPF II, T. Rowe and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE - The Policy provides for a contingent surrender charge. A separate surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including Agent's commissions, advertising and the printing of the Prospectus and sales literature.

A Surrender Charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount if less than 12 years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum Surrender Charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $4.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as specified in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As the factors used in calculating the deferred sales charge in (b) vary with the attained Age and Premium Class (smoker versus nonsmoker) of the Insured, the deferred sales charge may range between 10.25% and 30% of the Guideline Annual Premium. The maximum Surrender Charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. This reduction in the maximum Surrender Charge will reduce the deferred sales charge and the deferred administrative charge proportionately. Any $25 monthly administrative charge not yet deducted will also be deducted at surrender.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual Surrender Charge imposed may be less than the maximum. The actual Surrender Charge imposed will be the lesser of either the maximum Surrender Charge or the sum of $4.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the Surrender Charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES."

A separate Surrender Charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum Surrender Charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $4.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase times a factor of not greater than 1.0 as specified in "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The actual Surrender Charge with respect to the increase may be less than the maximum. The actual Surrender Charge is the lesser of either the maximum Surrender Charge or the sum of (a) $4.50 per thousand dollars of increase in Face Amount plus (b) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (c) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order (1) the most recent increase followed by (2) the next most recent increases successively, and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL - After the first policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $25,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5 per cent of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e. 12 years have passed from the date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding Surrender Charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

 -    first, the Surrender Charge for the most recent increase in Face Amount;

 - second, the Surrender Charge for the next most recent increase successively;

 -    last, the surrender charge for the initial Face Amount.

See "APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES" for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES - The first six transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See "THE POLICY - Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis (a) from Sub-Account 3 or Sub-Account 5 (which invests in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to reallocate Policy Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the six free transfers allowed in each policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the six free transfers in a Policy year. See "THE POLICY - Conversion Privileges" and "POLICY LOANS."

CHARGE FOR INCREASE IN FACE AMOUNT - For each increase in Face Amount you request, a transaction charge of $50 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                 POLICY LOANS

Loans may be obtained by request to the Company on the sole security of this Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS
- Postponement Of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

LOAN INTEREST CHARGED - Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF DEBT - Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL Account cannot exceed Policy Value previously transferred from the VEL Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS - Although Policy loans may be repaid at any time before the Maturity Date, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds.
The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

                     POLICY TERMINATION AND REINSTATEMENT

TERMINATION - The failure to make premium payments will not cause the Policy to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (b) Debt exceeds the Policy Value less surrender charges. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the policy month in which the Insured dies and any other overdue charge will be deducted from the Death Proceeds.

Except for the situation described in (b) above, if during the first 12 months after the Date of Issue or the effective date of an increase in Face Amount, you make premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or Policy Change which causes a change in the Minimum Monthly Factor, has been in force, the Policy is guaranteed not to lapse during that period. A Policy Change which causes a change in the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider. Except for the first 12 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

REINSTATEMENT - If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within 3 years after the date of default and before the Maturity Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium tax charges, is large enough to cover the minimum amount payable, as described below.

Minimum Amount Payable - If reinstatement is requested less than twelve months either after the Date of Issue of the Policy or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B:

Under A, the minimum amount payable is the sum of the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement.

Under B, the minimum amount payable is the sum of

 - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default; plus

 - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested twelve months or more after the Date of Issue of the policy or an increase in the Face Amount, you must pay the amount shown in B above.

Surrender Charge - The Surrender Charge on the date of reinstatement is the Surrender Charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the Surrender Charge on the date of reinstatement. Any Policy Value less Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

Policy Value on Reinstatement - The Policy Value on the date of reinstatement is:

 - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Company's Principal Office;

 - plus an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement;

 -    minus the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                           OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

POLICYOWNER - The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY - The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY - The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE - The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX - If the Insured's Age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age and sex. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT - The owner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS - Payments of any amount due from the VEL Account upon surrender, partial withdrawals, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, death of the Insured, or the Maturity Date, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

               DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------    ----------------------------------------------
Barry Z. Aframe                        Vice President and Counsel, State Mutual
  Vice President and Counsel

Abigail M. Armstrong                   Counsel, State Mutual
  Secretary and Counsel

Richard J. Baker                       Vice President and Secretary, State Mutual
  Director and Vice President

Whitworth F. Bird, Jr., M.D.           Vice President and Medical
 Vice President and Medical Director    Director, State Mutual, since 1990;
                                        Vice President and Medical
                                        Director, Phoenix Mutual Life
                                        Insurance Company, 1988 to 1990

Alan R. Boyer                          Vice President, State Mutual, since
  Vice President                        1991; Second  Vice President 1989
                                        to 1991

Mark R. Colborn                        Vice President and Controller,
  Vice President and Controller         State Mutual

Lisa M. Coleman                        Vice President, State Mutual, since
  Vice President                        1994; Deputy Manager, Brown
                                        Brothers Harriman and Company, 1989
                                        to 1994

Dix F. Davis                           Vice President, State Mutual
  Vice President

Bruce A. Emond                         Vice President, State Mutual, since
  Vice President                        1994; Second  Vice President, State
                                        Mutual 1984 to 1993

Edward W. Ford                         Vice President, State Mutual, since
  Vice President                        1993; Senior  Vice President,
                                        Plymouth Rock Assurance
                                        Corporation, 1990 to 1993

Bruce H. Freedman                      Vice President, State Mutual, since
  Vice President                        1992; Principal,   Aldrich, Eastman
                                        and Waltch, L.P., 1985 to 1991


NAME AND POSITION                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------    ----------------------------------------------
Bradford K. Gallagher                  Director and President SMA Life, since
  Director, President and CEO           1990; Vice President, State Mutual,
                                        since 1990; Managing Director, FMR
                                        Corp., 1986 to 1990; Director, Fidelity
                                        Investments Brokerage Services, Ltd.,
                                        1986 to 1990; Director, Fidelity
                                        Brokerage Services, Inc., 1986 to 1990;
                                        President, Plymouth Investments, 1986
                                        to 1990; Exec. Committee Member,
                                        Fidelity Investments Southwest Co.,
                                        1986 to 1990; President, Fidelity
                                        Investments Institutional Services Co.,
                                        1985 to 1990

Brian L. Hirst                         Vice President and Actuary, State Mutual
  Vice President and Actuary

Kruno Huitzingh                        Vice President & Chief Information
  Vice President and                    Officer, State Mutual, since 1993;
  Chief Information Officer             Executive Vice President, Chicago Board
                                        Options Exchange, 1985 to 1993

John P. Kavanaugh                      Vice President, State Mutual
  Vice President

John F. Kelly                          Senior Vice President, General Counsel
  Director                              and Assistant Secretary, State Mutual

Richard H. Kremer                      Vice President, State Mutual, since
  Vice President                        1994; Senior  Vice President, Union
                                        Central Life Insurance Company 1991 to
                                        1994; Senior Vice President, Cigna
                                        Individual Financial Service Company
                                        1988 to 1994

Jeffrey P. Lagarce                     Vice President, State Mutual, since
  Vice President                        1994; National Sales Director,
                                        Metropolitan Life Insurance Company
                                        1976 to 1994

Joseph W. MacDougall, Jr.              Vice President, Associate General
  Vice President, Associate General     Counsel and  Assistant Secretary, State
  Counsel and Assistant Secretary       Mutual

William H. Mawdsley                    Vice President and Actuary, State Mutual
  Vice President and Actuary

James R. McAuliffe                     President and CEO, Citizens Insurance
  Director                              Company of America since 1995; Vice
                                        President and Chief Investment Officer,
                                        State Mutual 1986 to 1994

Roderick A. McGarry, II                Vice President, State Mutual
  Vice President


NAME AND POSITION                      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------    ----------------------------------------------
Ruben P. Moreno                        Vice President, State Mutual
  Vice President

John W. Nunley                         Vice President, State Mutual
  Vice President

John F. O'Brien                        Director, President and Chief Executive
  Director and Chairman of the Board    Officer of State Mutual, since 1989;
                                        Director and Chairman of the Board, SMA
                                        Life since 1989

Edward J. Parry, III                   Vice President and Treasurer, State
  Vice President and Treasurer          Mutual since 1993; Asst. Vice President
                                        to 1992 to 1993; Manager, Price
                                        Waterhouse, 1987 to 1992

Richard M. Reilly                      Vice President, State Mutual, since
  Director and Vice President           1990; Director and President, Allmerica
                                        Investments, Inc., since 1990; Director
                                        and President Allmerica Investment
                                        Management Company, Inc., since 1990;
                                        Director, President and CEO, Allmerica
                                        Investment Services, Inc., since 1992;
                                        Director and Executive Vice President,
                                        1990 to 1992; Senior Vice President,
                                        Oppenheimer Capital, 1987 to 1990

Henry P. St. Cyr                       Vice President and Asst. Treasurer,
  Vice President and Asst. Treasurer    State Mutual, since 1993; Vice
                                        President and Treasurer, 1988 to 1993

Eric Simonsen                          Vice President and Chief Financial
  Director, Vice President and Chief    Officer, State Mutual, since 1990;
  Financial Officer                     Partner, The Lincoln Group, 1987 to 1990

Ann K. Tripp                           Vice President, State Mutual, since
  Vice President                        1994; Assistance Vice President, 1991
                                        to 1994; Senior Investment Officer and
                                        Asst. Treasurer, 1989 to 1991

Jerome F. Weihs                        Vice President, State Mutual, since
  Vice President                        1991; Second Vice President, 1988 to
                                        1991

Diane E. Wood                           Vice President, State Mutual, since 1991;
  Vice President                         Second Vice President,  1989 to 1991


                                 DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of State Mutual, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc.

The Company pays to registered representatives who sell the Policy commissions based on a commission schedule. After issue of the Policy or an increase in Face Amount, commissions generally will equal 50 percent of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions will generally equal 4 percent of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 11 percent of first year or 14 percent of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. The is no additional charge to the Policy Owners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                   REPORTS

The Company will maintain the records relating to the VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, change in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy Anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the VEL Account and the Underlying Investment Companies as required by the Investment Company Act of 1940.

                              LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL Account is a party, or to which the assets of the VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the VEL Account.

                             FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of the Securities and Exchange Commission's prescribed fees.

                           INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 and of the VEL Account as of December 31, 1994 and for each of the three years in the period ended December 31, 1994 included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                          FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL ACCOUNT - The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code") and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL Account.

The Company will review periodically the question of a charge to the VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL Account.

TAXATION OF THE POLICIES - The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value of the Policy is not taxable until received by the Policyowner or the Policyowner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a Separate Account. Regulations in this regard may be issued in the future.
It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL Account.

The Company believes that loans received under a Policy will be treated as indebtedness of the Policyowner for federal tax purposes, and under current law will not constitute income to the Policyowner so long as the Policy remains in force. But see "MODIFIED ENDOWMENT CONTRACTS." Deducting interest on policy loans is, however, subject to the restrictions of Section 264 of the Code.

After 1990 consumer interest paid on Policy loans under a Policy owned by an individual will not be tax deductible, as the tax deduction for consumer interest will be phased out beginning in 1987. In addition, no tax deduction will be allowed for any interest on any loan under one or more life insurance policies (purchased after June 20, 1986) owned by a taxpayer covering the life of any individual who is an officer or employee of or is financially interested in, any business carried on by that taxpayer, to the extent the aggregate amount of such loans exceeds $50,000.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first fifteen years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner, or Beneficiary.

MODIFIED ENDOWMENT CONTRACTS - The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this Prospectus, that fails to satisfy a "7-pay" test is considered a modified endowment contract. A Policy fails to satisfy the 7-pay test if the cumulative premiums paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums.

If a Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income first" basis. Most distributions received by a Policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Policy) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently each Policy is reviewed when premiums are received to determine if it satisfies the 7-pay test. If the Policy does not satisfy the 7-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                  MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION - The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE - The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY - This Prospectus describes a flexible premium variable life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS - If a Policy is surrendered or if a partial withdrawal is made, a Surrender Charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Policy, or an increase in Face Amount, has been in force for 12 policy years.
 In the event of a decrease in Face Amount, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first six transfers in a policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days (10 days in New York) or more, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                             FINANCIAL STATEMENTS

Financial Statements for the VEL Account and the Company are included in this Prospectus beginning immediately after this section.

The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL Account.

SMA LIFE ASSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

SMA LIFE ASSURANCE COMPANY


December 31, 1994




Financial Statements
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . 1
Statement of Financial Position. . . . . . . . . . . . . . . . . . . . . . . . 2
Statement of Operations and Changes in Stockholder's Equity. . . . . . . . . . 3
Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . 5

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995

To the Board of Directors and Stockholder of SMA Life Assurance Company

In our opinion, the accompanying statement of financial position and the related statements of operations and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of SMA Life Assurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)


STATEMENT OF FINANCIAL POSITION
as of December 31
(in thousands)


ASSETS                                                      1994           1993
                                                            ----           ----
Cash                                                 $     7,248    $    10,172
Investments:
    Bonds                                              1,595,275      1,567,658
    Stocks                                                12,283         23,478
    Mortgage loans                                       295,532        383,059
    Policy loans                                         116,600        109,014
    Real estate                                           51,288         40,904
    Short term investments                                45,239          4,999
    Other investment assets                               27,443            314
                                                     -----------    -----------
       Total cash and investments                      2,150,908      2,148,598

Premiums deferred and uncollected                          5,452          6,953
Investment income due and accrued                         39,442         39,993
Other assets                                               6,548         12,560
Assets held in separate accounts                       1,869,695      1,296,620
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:

Policy liabilities:
    Life reserves                                    $   890,880    $   905,813
    Annuity and other fund reserves                      928,325        925,098
    Accident and health reserves                         121,580        115,081
    Claims payable                                        11,720         10,476
                                                     -----------    -----------

       Total policy liabilities                        1,952,505      1,956,468

Expenses and taxes payable                                17,484         43,123
Other liabilities                                         32,445         26,069
Asset valuation reserve                                   20,786         10,964
Obligations related to separate account business       1,859,502      1,285,884
                                                     -----------    -----------

       Total liabilities                               3,882,722      3,322,508
                                                     -----------    -----------

Stockholder's equity:
    Common stock, $1,000 par value
       Authorized - 10,000 shares
       Issued and outstanding - 2,517 shares               2,517          2,517
    Additional paid-in capital                           199,307        199,307
    Unassigned deficit                                   (13,621)       (20,744)
    Special contingency reserves                           1,120          1,136
                                                     -----------    -----------
       Total stockholder's equity                        189,323        182,216
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF OPERATIONS AND
CHANGES IN STOCKHOLDER'S EQUITY
for the year ended December 31
(In thousands)



REVENUE                                                           1994           1993           1992
                                                                  ----           ----           ----
  Premiums and other considerations:
    Life                                                    $  195,633     $  189,285     $  181,992
    Annuities                                                  707,172        660,143        365,443
    Accident and health                                         31,927         35,718         35,612
    Reinsurance commissions and reserve adjustments              4,195          2,309          2,372
                                                            ----------     ----------     ----------

      Total premiums and other considerations                  938,927        887,455        585,419

  Net investment income                                        170,430        177,612        183,159
  Realized capital gains (losses), net of tax                  (17,172)        (7,225)           576
  Other revenue                                                 26,065         19,055         13,224
                                                            ----------     ----------     ----------

      Total revenue                                          1,118,250      1,076,897        782,378
                                                            ----------     ----------     ----------

POLICY BENEFITS AND OPERATING EXPENSES
  Policy benefits:
    Claims, surrenders and other benefits                      331,418        275,290        250,317
    Increase in policy reserves                                 40,113         15,292        159,127
                                                            ----------     ----------     ----------

      Total policy benefits                                    371,531        290,582        409,444

  Operating and selling expenses                               164,175        160,928        134,482
  Taxes, except capital gains tax                               22,846         19,066         29,540
  Net transfers to separate accounts                           553,295        586,539        199,164
                                                            ----------     ----------     ----------

      Total policy benefits and operating expenses           1,111,847      1,057,115        772,630
                                                            ----------     ----------     ----------

NET INCOME                                                       6,403         19,782          9,748

STOCKHOLDER'S EQUITY AT BEGINNING OF YEAR                      182,216        171,941        177,809
  Unrealized capital gains (losses) on investments              12,170         (9,052)       (20,770)
  Transfer from (to) asset valuation reserve                    (9,822)         1,974          2,883
  Other adjustments                                             (1,644)        (2,429)         2,271
                                                            ----------     ----------     ----------

STOCKHOLDER'S EQUITY AT END OF YEAR                         $  189,323     $  182,216     $  171,941
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)


CASH FLOW FROM OPERATING ACTIVITIES                               1994           1993           1992
                                                                  ----           ----           ----
  Premiums, deposits and other income                       $  962,147     $  902,725     $  602,253
  Allowances and reserve adjustments on
    reinsurance ceded                                            3,279         22,185         18,918
  Net investment income                                        173,294        182,843        182,531
  Net increase in policy loans                                  (7,585)        (7,812)        (8,777)
  Benefits to policyholders and beneficiaries                 (330,900)      (298,612)      (257,274)
  Operating and selling expenses and taxes                    (213,399)      (176,361)      (126,421)
  Net transfers to separate accounts                          (600,760)      (634,021)      (221,492)
  Other sources (applications)                                  19,868          7,757        (43,869)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                                             5,944         (1,296)       145,869
                                                            ----------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Sales and maturities of long term investments:
    Bonds                                                      478,512        386,414        400,636
    Stocks                                                          63             64             80
    Real estate and other invested assets                        3,008         11,094          4,350
    Repayment of mortgage principal                             65,334         79,844         95,972
    Capital gains tax                                             (968)        (3,296)            --
  Acquisition of long term investments:
    Bonds                                                     (508,603)      (466,086)      (710,371)
    Stocks                                                          --             --         (2,617)
    Real estate and other invested assets                      (24,544)        (2,392)        (1,910)
    Mortgage loans                                                (364)        (2,266)          (852)
  Other investing activities                                    18,934        (27,254)        (3,001)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                                            31,372        (23,878)      (217,713)
                                                            ----------     ----------     ----------

Net change in cash and short term investments                   37,316        (25,174)       (71,844)

CASH AND SHORT TERM INVESTMENTS
  Beginning of the year                                         15,171         40,345        112,189
                                                            ----------     ----------     ----------

  End of the year                                           $   52,487     $   15,171     $   40,345
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - SMA Life Assurance Company (SMA Life or the "Company") is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by State Mutual Life Assurance Company of America (State Mutual), a mutual life insurance company. The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by State Mutual in accordance with a policy established by vote of State Mutual's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies and their stock life insurance subsidiaries.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contractholders. Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in stockholder's equity.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Interest rates range from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

At December 31, 1994 and 1993, approximately 77% and 70%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to stockholder's equity. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies (and their stock life insurance subsidiaries). Under the Interpretation, financial statements of mutual life insurance companies (and their stock life insurance subsidiaries) which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises. SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

Management of the Company has not yet determined the effect on its financial statements of applying the new pronouncements nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTE 2 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds,are as follows:

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $    17,651    $         8    $       762    $    16,897
State, local and government agency bonds               1,110             54             --          1,164
Foreign government bonds                              31,863             83          3,735         28,211
Corporate securities                               1,462,871          8,145         56,011      1,415,005
Mortgage-backed securities                            81,780            268          1,737         80,311
                                                 -----------    -----------    -----------    -----------

                                                 $ 1,595,275    $     8,558    $    62,245    $ 1,541,588
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $     7,969    $       356    $        --    $     8,325
State, local and government agency bonds              15,212            678             --         15,890
Foreign government bonds                              24,152            720              9         24,863
Corporate securities                               1,519,050         74,777          4,430      1,589,397
Mortgage-backed securities                             1,275             92             --          1,367
                                                 -----------    -----------    -----------    -----------

Total                                            $ 1,567,658    $    76,623    $     4,439    $ 1,639,842
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                                                 Carrying          Fair
(In thousands)                                                                     Value           Value
                                                                                   -----           -----
Due in one year or less                                                        $   225,814    $   224,695
Due after one year through five years                                              774,918        751,778
Due after five years through ten years                                             428,080        404,377
Due after ten years                                                                166,463        160,738
                                                                               -----------    -----------

Total                                                                          $ 1,595,275    $ 1,541,588
                                                                               -----------    -----------
                                                                               -----------    -----------

MORTGAGE LOANS AND REAL ESTATE - Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1994 and 1993, mortgage loan and real estate investments were distributed by the following types and geographic regions:

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)


(In thousands)

Property Type                                                                         1994           1993
-------------                                                                         ----           ----
Office buildings                                                                 $ 140,292      $ 172,694
Residential                                                                         57,061         74,514
Retail                                                                              72,787         72,756
Industrial/Warehouse                                                                39,424         62,572
Other                                                                               37,256         41,427
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

Geographic Region                                                                     1994           1993
-----------------                                                                     ----           ----
South Atlantic                                                                   $  92,934      $ 118,434
East North Central                                                                  72,704         78,343
Middle Atlantic                                                                     48,688         58,291
Pacific                                                                             39,892         45,666
West North Central                                                                  27,377         33,325
Mountain                                                                            12,211         31,116
New England                                                                         26,613         28,759
East South Central                                                                   6,224          8,250
West South Central                                                                  20,177         21,779
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $ 123,495      $ 126,729      $ 119,777
Stocks                                                                1,799            953            692
Mortgage loans                                                       31,945         40,823         52,406
Real estate                                                           8,425          9,493          8,412
Policy loans                                                          8,797          8,215          7,701
Other investments                                                     1,651            674            344
Short term investments                                                1,378            840          1,848
                                                                  ---------      ---------      ---------
                                                                    177,490        187,727        191,180
     Less investment expenses                                         9,138         11,026          8,035
                                                                  ---------      ---------      ---------

Net investment income, before IMR amortization                      168,352        176,701        183,145

     IMR amortization                                                 2,078            911             14
                                                                  ---------      ---------      ---------

Net investment income                                             $ 170,430      $ 177,612      $ 183,159
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------


REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the years ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $     645      $  10,133      $   3,302
Stocks                                                                  (62)            16             33
Mortgage loans                                                      (17,142)           (83)           162
Real Estate                                                             605         (2,044)         1,985
                                                                  ---------      ---------      ---------
                                                                    (15,954)         8,022          5,482
Less income tax                                                         968          3,296          4,623
                                                                  ---------      ---------      ---------

Net realized capital gains (losses) before transfer to IMR          (16,922)         4,726            859
Net realized capital gains transferred to IMR                          (250)       (11,951)          (283)
                                                                  ---------      ---------      ---------

Net realized capital gains (losses)                               $ (17,172)     $  (7,225)     $     576
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $178,640 thousand, $131,783 thousand and $153,218 thousand, respectively. Gross gains of $3,010 thousand, $4,523 thousand and $3,043 thousand and gross losses of $4,553 thousand, $450 thousand and $139 thousand, respectively, were realized on those sales.

NOTE 3 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                             1994                          1993
                                                             ----                          ----
                                                   Carrying         Fair        Carrying          Fair
(In thousands)                                      Value           Value         Value           Value
                                                    -----           -----         -----           -----
Financial Assets:
  Cash                                            $    7,248     $    7,248     $   10,172     $   10,172
  Short term investments                              45,239         45,239          4,999          4,999
  Bonds                                            1,595,275      1,541,588      1,567,658      1,639,842
  Stocks                                              12,283         12,283         32,478         32,478
  Mortgage loans                                     295,532        291,704        383,059        395,327
  Policy loans                                       116,600        116,600        109,014        109,014

Financial Liabilities:
  Individual annuity contracts                       869,230        862,662        870,112        865,668
  Supplemental contracts without life
    contingencies                                     16,673         16,673         14,842         14,842
  Other contract deposit funds                         1,105          1,105          1,317          1,317


NOTE 4 - FEDERAL INCOME TAXES

The federal income tax provisions for 1994, 1993 and 1992 were $13,109 thousand, $8,551 thousand and $18,108 thousand, respectively, which include taxes applicable to realized capital gains of $968 thousand, $3,296 thousand and $4,623 thousand.

The effective federal income tax rates were 67%, 30% and 65% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for
federal tax purposes.    The Company paid to State Mutual $14,353 thousand,
$8,100 thousand and $30,000 thousand in 1994, 1993 and 1992, respectively, for its federal income taxes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the consolidated federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the consolidated group has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The consolidated group is currently considering its response to certain adjustments proposed by the IRS with respect to the consolidated federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the consolidated group will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 5 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Reinsurance premiums assumed                                       $  3,788       $  4,190       $  4,614
Reinsurance premiums ceded                                           17,430         14,798         15,570
Deduction from insurance liability including
  reinsurance recoverable on unpaid claims                           46,734         42,805         48,191


                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)

The Company cedes to State Mutual approximately 10% of its individual life
business.    Premiums ceded to State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company has also entered into various reinsurance agreements with State Mutual under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from State Mutual. Premiums assumed pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively .

NOTE 6 - DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While the Company is currently operating on a profitable basis, it has a negative earned surplus position and accordingly is precluded from paying dividends to State Mutual without the approval of the Commissioner of Insurance.

NOTE 7 - RELATED PARTY TRANSACTIONS

State Mutual provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from State Mutual were $102,461 thousand, $98,676 thousand and $88,273 thousand in 1994, 1993 and 1992, respectively. The net amounts payable to State Mutual and affiliates for accrued expenses and various other liabilities and receivables were $8,344 thousand and $12,182 thousand at December 31, 1994 and 1993, respectively.

During 1992, the Company sold a building to an affiliated company at its estimated fair value of $4,350 thousand. The Company recognized a capital gain on the sale, net of tax, in the amount of $1,310 thousand.

NOTE 8 - FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal State Mutual, which is licensed in New York, became qualified to sell the products previously sold by SMA Life in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1994, the carrying value and fair value of the assets on deposit was $327,899 thousand and $323,474 thousand, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $3,855 thousand and $3,353 thousand were on deposit with various other state and governmental authorities as of December 31, 1994 and 1993, respectively.

NOTE 9 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                                   VEL ACCOUNT
            STATEMENTS OF ASSETS AND LIABILITIES - December 31, 1994

------------------------------------------------------------------------------------------------------------------------------------
                                                                               SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                                    1                   2                  3
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . . . .       $  25,611,923       $  8,051,069       $  5,796,874
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . . . .             --                 --                 --
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . . . .             --                 --                 --
Accrued investment income. . . . . . . . . . . . . . . . . . . . . . . .             --                 --                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . . . .             --                 --                  29,193
                                                                               -------------       ------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,611,923          8,051,069          5,826,067

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .               3,119              7,648
                                                                               -------------       ------------       ------------
      Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  25,608,804       $  8,043,421       $  5,826,067
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Net asset distribution by category:
   Variable life policies . . . . . . . . . . . . . . . . . . . . . . . .      $  25,608,804       $  8,043,421       $  5,826,067
   Value of investment by
      SMA Life Assurance Company (Sponsor). . . . . . . . . . . . . . . .            --                 --                 --
                                                                               -------------       ------------       ------------
                                                                               $  25,608,804       $  8,043,421       $  5,826,067
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Units outstanding, December 31, 1994 . . . . . . . . . . . . . . . . . .          10,561,399          4,753,601          4,148,855
Net asset value per unit, December 31, 1994. . . . . . . . . . . . . . .       $     2.42475       $   1.692069       $   1.404259


The accompanying notes are an integral part of these financial statements.

                                   VEL ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                                      4                  5                  6
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . . . .       $  15,348,716       $  2,293,879       $  9,414,804
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . . . .              --                 --                 --
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . . . .              --                 --                 --
Accrued investment income. . . . . . . . . . . . . . . . . . . . . . . .              --                 --                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . . . .              --                 --                  2,426
                                                                               -------------       ------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,348,716          2,293,879          9,417,230

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .               1,292              1,871
                                                                               -------------       ------------       ------------
      Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  15,347,424       $  2,292,008       $  9,417,230
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Net asset distribution by category:
   Variable life policies . . . . . . . . . . . . . . . . . . . . . . . .      $   7,306,885       $  2,292,008       $  9,417,230
   Value of investment by
      SMA Life Assurance Company (Sponsor). . . . . . . . . . . . . . . .          8,040,539             --                 --
                                                                               -------------       ------------       ------------
                                                                               $  15,347,424       $  2,292,008       $  9,417,230
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Units outstanding, December 31, 1994 . . . . . . . . . . . . . . . . . .           9,706,022          2,009,868          7,183,823
Net asset value per unit, December 31, 1994. . . . . . . . . . . . . . .       $    1.581227        $  1.140377       $   1.310894



------------------------------------------------------------------------------------------------------------------------------------
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                                      7                  8                  9
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . . . .        $  4,605,433       $  4,662,292       $  2,531,134
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . . . .              --                 --                 --
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . . . .              --                 --                 --
Accrued investment income. . . . . . . . . . . . . . . . . . . . . . . .              --                 --                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . . . .              --                 --                 --
                                                                                ------------       ------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  4,605,433       $  4,662,292       $  2,531,134

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .               1,411                533                806
                                                                                ------------       ------------       ------------
      Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  4,604,022       $  4,661,759       $  2,530,328
                                                                                ------------       ------------       ------------
                                                                                ------------       ------------       ------------

Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . . . . . . . . . . . .        $  4,604,022       $  4,661,759       $  2,530,328
   Value of investment by
      SMA Life Assurance Company (Sponsor) . . . . . . . . . . . . . . .              --                 --                 --
                                                                                -------------      -------------      -------------
                                                                                $  4,604,022       $  4,661,759       $  2,530,328
                                                                                -------------      -------------      -------------
                                                                                -------------      -------------      -------------

Units outstanding, December 31, 1994.. . . . . . . . . . . . . . . . . .           4,451,371          4,297,452          2,356,470
Net asset value per unit, December 31, 1994. . . . . . . . . . . . . . .        $   1.034293       $   1.084773       $   1.073779

                                   VEL ACCOUNT
       STATEMENTS OF ASSETS AND LIABILITIES - December 31, 1994, Continued



------------------------------------------------------------------------------------------------------------------------------------
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                                      11                101                102
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . . . .       $     636,068              --                 --
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . . . .               --          $  2,556,355       $  7,198,360
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . . . .               --                 --                 --
Accrued investment income. . . . . . . . . . . . . . . . . . . . . . . .               --             11,867                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . . . .               7,873              --                 --
                                                                               -------------       ------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . .             643,941          2,568,222          7,198,360

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . . . .               --                 2,050              6,532
                                                                               -------------       ------------       -------------
      Net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $     643,941       $  2,566,172       $  7,191,828
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . . . . . . . . . . . .       $     643,845       $  2,566,172       $  7,191,828
   Value of investment by
      SMA Life Assurance Company (Sponsor) . . . . . . . . . . . . . . .                  96             --                 --
                                                                               -------------       ------------       ------------
                                                                               $     643,941       $  2,566,172       $  7,191,828
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Units outstanding, December 31, 1994 . . . . . . . . . . . . . . . . . .             671,232          1,806,129          3,670,793
Net asset value per unit, December 31, 1994. . . . . . . . . . . . . . .       $     .959343       $   1.420813       $   1.959203


The accompanying notes are an integral part of these financial statements.

                                   VEL ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                                                     103                104                105
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . .                  --                --                 --
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . .           $  36,086,312       $ 37,592,604       $ 16,901,441
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . .                  --                --                 --
Accrued investment income. . . . . . . . . . . . . . . . . . . . . .                  --                --                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . .                  --                --                   5,491
                                                                               -------------       ------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . .              36,086,312         37,592,604         16,906,932

LIABILITIES:
Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . .                  20,056             10,837            --
                                                                               -------------       ------------       ------------
      Net assets . . . . . . . . . . . . . . . . . . . . .                     $  36,066,256       $ 37,581,767       $ 16,906,932
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . . . . . . . . . .           $  36,066,256       $ 37,581,767       $ 16,906,932
   Value of investment by
      SMA Life Assurance Company (Sponsor) . . . . . . . . . . . . .                  --                --                 --
                                                                               -------------       ------------       ------------
                                                                               $  36,066,256       $ 37,581,767       $ 16,906,932
                                                                               -------------       ------------       ------------
                                                                               -------------       ------------       ------------

Units outstanding, December 31, 1994 . . . . . . . . . . . . . . . .              15,107,399         14,218,515          9,414,288
Net asset value per unit, December 31, 1994. . . . . . . . . . . . .           $    2.387324       $   2.643157       $   1.795880



-----------------------------------------------------------------------------------------------------------------
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                                     106                207
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Allmerica Investment Trust . . . . . . . . .                  --                 --
Investment in shares of Fidelity Variable
      Insurance Products Fund. . . . . . . . . . . . . . . . . . . .           $     882,122             --
Investment in shares of Delaware Group Premium Fund, Inc.. . . . . .                  --            $ 2,642,637
Accrued investment income. . . . . . . . . . . . . . . . . . . . . .                  --                 --
Receivable from SMA Life Assurance Company (Sponsor) . . . . . . . .                  --                  3,198
                                                                               -------------       ------------
      Total assets . . . . . . . . . . . . . . . . . . . . . . . . .                 882,122          2,645,835

LIABILITIES:

Payable to SMA Life Assurance Company (Sponsor). . . . . . . . . . .                     391             --
                                                                               -------------       ------------
      Net assets . . . . . . . . . . . . . . . . . . . . . . . . . .           $     881,731       $  2,645,835
                                                                               -------------       ------------
                                                                               -------------       ------------

Net asset distribution by category:
   Variable life policies. . . . . . . . . . . . . . . . . . . . . .           $     881,632       $  2,645,835
   Value of investment by
      SMA Life Assurance Company (Sponsor) . . . . . . . . . . . . .                      99             --
                                                                               -------------       ------------
                                                                               $     881,731       $  2,645,835
                                                                               -------------       ------------
                                                                               -------------       ------------

Units outstanding, December 31, 1994 . . . . . . . . . . . . . . . .                 891,424          2,284,484
Net asset value per unit, December 31, 1994. . . . . . . . . . . . .           $     .989126       $   1.158176


                                   VEL ACCOUNT
                            STATEMENTS OF OPERATIONS


------------------------------------------------------------------------------------------------
                                                                    SUB-ACCOUNT 1
                                                                 FOR THE YEAR ENDED
                                                        12/31/94       12/31/93       12/31/92
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . .    $1,692,992     $2,541,777     $  589,638

EXPENSES:
    Mortality and expense risk fees. . . . . . . .       222,505        186,505        113,866
                                                      ----------     ----------     ----------
    Net investment income (loss) . . . . . . . . .     1,470,487      2,355,272        475,772
                                                      ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . .        43,236         62,748         68,546
    Net unrealized gain (loss) . . . . . . . . . .    (1,707,945)    (1,155,289)       454,947
                                                      ----------     ----------     ----------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .    (1,664,709)    (1,092,541)       523,493
                                                      ----------     ----------     ----------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .    $ (194,222)    $1,262,731     $  999,265
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------


The accompanying notes are an integral part of these financial statements.

                                   VEL  ACCOUNT



------------------------------------------------------------------------------------------------------------------------------------
                                                                 SUB-ACCOUNT 2                             SUB-ACCOUNT 3
                                                              FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                                                      12/31/94     12/31/93     12/31/92         12/31/94     12/31/93    12/31/92
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . .   $ 503,268    $ 462,325    $ 320,523        $ 235,657    $ 240,882    $ 283,530

EXPENSES:
    Mortality and expense risk fees. . . . . . . .      72,076       54,091    $  27,206           55,533       73,668       70,049
                                                     ---------    ---------    ---------        ---------    ---------    ---------
    Net investment income (loss) . . . . . . . . .     431,192      408,234      293,317          180,124      167,214      213,481
                                                     ---------    ---------    ---------        ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . .     (44,126)      24,379       18,138            --           --           --
    Net unrealized gain (loss) . . . . . . . . . .    (710,225)      63,392      (79,499)           --           --           --
                                                     ---------    ---------    ---------        ---------    ---------    ---------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .    (754,351)      87,771      (61,361)           --           --           --
                                                     ---------    ---------    ---------        ---------    ---------    ---------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .   $(323,159)   $ 496,005    $ 231,956        $ 180,124    $ 167,214    $ 213,481
                                                     ---------    ---------    ---------        ---------    ---------    ---------
                                                     ---------    ---------    ---------        ---------    ---------    ---------

                                   VEL ACCOUNT
                       STATEMENTS OF OPERATIONS, CONTINUED


------------------------------------------------------------------------------------------------
                                                                    SUB-ACCOUNT 4
                                                                 FOR THE YEAR ENDED
                                                        12/31/94       12/31/93       12/31/92
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . .    $  529,861     $  351,244     $  309,188

EXPENSES:
    Mortality and expense risk fees. . . . . . . .       135,800        121,238         87,341
                                                      ----------     ----------     ----------

    Net investment income (loss) . . . . . . . . .       394,061        230,006        221,847
                                                      ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . .       139,128         91,635         33,695
    Net unrealized gain (loss) . . . . . . . . . .      (506,142)       769,721        401,396
                                                      ----------     ----------     ----------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .      (367,014)       861,356        435,091
                                                      ----------     ----------     ----------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .    $   27,047     $1,091,362     $  656,938
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------

    * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                   VEL  ACCOUNT



------------------------------------------------------------------------------------------
                                                                 SUB-ACCOUNT 5
                                                              FOR THE YEAR ENDED
                                                      12/31/94     12/31/93     12/31/92
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . .   $ 183,079    $ 176,133    $  20,980

EXPENSES:
    Mortality and expense risk fees. . . . . . . .      29,934       24,703        2,397
                                                     ---------    ---------    ---------
    Net investment income (loss) . . . . . . . . .     153,145      151,430       18,583
                                                     ---------    ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . .    (127,304)      21,728          700
    Net unrealized gain (loss) . . . . . . . . . .     (98,119)     (46,648)      (9,815)
                                                     ---------    ---------    ---------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .    (225,423)     (24,920)      (9,115)
                                                     ---------    ---------    ---------
    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . .   $ (72,278)   $ 126,510    $   9,468
                                                     ---------    ---------    ---------
                                                     ---------    ---------    ---------




-----------------------------------------------------------------------------------------------------------
                                                                      SUB-ACCOUNT 6
                                                          FOR THE YEAR ENDED              FOR THE PERIOD
                                                      12/31/94          12/31/93       9/15/92* TO 12/31/92
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . .         --            $   2,603          $     180

EXPENSES:
    Mortality and expense risk fees. . . . . . .     $  68,536            30,400                (80)
                                                     ---------         ---------          ---------
    Net investment income (loss) . . . . . . . .       (68,536)          (27,797)               260
                                                     ---------         ---------          ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . .        16,672            17,854                 84
    Net unrealized gain (loss) . . . . . . . . .      (222,557)          526,828             45,987
                                                     ---------         ---------          ---------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . .      (205,885)          544,682             46,071
                                                     ---------         ---------          ---------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . .     $(274,421)        $ 516,885          $  46,331
                                                     ---------         ---------          ---------
                                                     ---------         ---------          ---------


                                   VEL ACCOUNT
                       STATEMENTS OF OPERATIONS, CONTINUED


-----------------------------------------------------------------------------------------------------------
                                                                        SUB-ACCOUNT 7
                                                          FOR THE YEAR ENDED              FOR THE PERIOD
                                                      12/31/94          12/31/93       9/15/92* TO 12/31/92
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . .     $  13,907         $   3,164          $     169

EXPENSES:
    Mortality and expense risk fees. . . . . . .        36,095            21,156               (635)
                                                     ---------         ---------          ---------
    Net investment income (loss) . . . . . . . .       (22,188)          (17,992)               804
                                                     ---------         ---------          ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . .        15,084             6,496                  5
    Net unrealized gain (loss) . . . . . . . . .       (87,571)          129,285              5,563
                                                     ---------         ---------          ---------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . .       (72,487)          135,781              5,568
                                                     ---------         ---------          ---------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . .     $ (94,675)        $ 117,789          $   6,372
                                                     ---------         ---------          ---------
                                                     ---------         ---------          ---------

* Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                                   VEL  ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                                                         SUB-ACCOUNT 8                                  SUB-ACCOUNT 9
                                                FOR THE YEAR ENDED      FOR THE PERIOD      FOR THE YEAR ENDED    FOR THE PERIOD
                                               12/31/94    12/31/93   9/15/92* TO 12/31/92       12/31/94       7/14/93* TO 12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . .   $ 209,665  $  55,456        $  2,186             $  11,138           $   6,884

EXPENSES:
    Mortality and expense risk fees. . . . .      37,644     18,449             209                15,883               1,303
                                               ---------  ---------        --------             ---------            --------

    Net investment income (loss) . . . . . .     172,021     37,007           1,977                (4,745)              5,581
                                               ---------  ---------        --------             ---------            --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . .      10,373     13,845              (1)               (1,911)                439
    Net unrealized gain (loss) . . . . . . .    (196,007)   130,713           2,326              (138,299)             76,068
                                               ---------  ---------        --------             ---------            --------

    Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . .    (185,634)   144,558           2,325              (140,210)             76,507
                                               ---------  ---------        --------             ---------            --------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . .   $ (13,613) $ 181,565        $  4,302             $(144,955)          $  82,088
                                               ---------  ---------        --------             ---------            --------
                                               ---------  ---------        --------             ---------            --------


                                   VEL ACCOUNT
                        STATEMENTS OF OPERATIONS, CONTINUED


---------------------------------------------------------------------------------------
                                                                     SUB-ACCOUNT 11
                                                                     FOR THE PERIOD
                                                                  5/04/94 * TO 12/31/94
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .       $   1,381

EXPENSES:
    Mortality and expense risk fees. . . . . . . . . . . . . . .           1,484
                                                                       ----------

    Net investment income (loss) . . . . . . . . . . . . . . . .            (103)
                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . . . . . . . . .            (142)
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . .         (20,162)
                                                                       ----------

    Net realized and unrealized gain (loss) on investments . . .         (20,304)
                                                                       ----------

    Net increase (decrease) in net assets from operations. . . .       $ (20,407)
                                                                       ----------
                                                                       ----------

* Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                                   VEL  ACCOUNT


-------------------------------------------------------------------------------------------------------------------
                                                                                   SUB-ACCOUNT 101
                                                                                  FOR THE YEAR ENDED
                                                                        12/31/94       12/31/93       12/31/92
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .       $ 113,645      $  82,206      $  93,615

EXPENSES:
    Mortality and expense risk fees. . . . . . . . . . . . . . .          24,557         23,168         22,215
                                                                       ---------      ---------      ---------
    Net investment income (loss) . . . . . . . . . . . . . . . .          89,088         59,038         71,400
                                                                       ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . . . . . . . . .           --             --             --
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . .           --             --             --
                                                                       ----------     ----------     ----------

    Net realized and unrealized gain (loss) on investments . . .           --             --             --
                                                                       ----------     ----------     ----------
    Net increase (decrease) in net assets from operations. . . .       $  89,088      $  59,038      $  71,400
                                                                       ----------     ----------     ----------
                                                                       ----------     ----------     ----------




-------------------------------------------------------------------------------------------------------------------
                                                                                   SUB-ACCOUNT 102
                                                                                  FOR THE YEAR ENDED
                                                                        12/31/94       12/31/93       12/31/92
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .       $ 595,097      $ 308,170      $ 194,585

EXPENSES:
    Mortality and expense risk fees. . . . . . . . . . . . . . .          62,457         43,221         27,485
                                                                       ---------      ---------      ---------
    Net investment income (loss) . . . . . . . . . . . . . . . .         532,640        264,949        167,100
                                                                       ---------      ---------      ---------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . . . . . . . . .          54,603         85,471         79,757
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . .        (764,492)       497,807        305,408
                                                                       ---------      ---------      ---------
    Net realized and unrealized gain (loss) on investments . . .        (709,889)       583,278        385,165
                                                                       ---------      ---------      ---------
    Net increase (decrease) in net assets from operations. . . .       $(177,249)     $ 848,227      $ 552,265
                                                                       ---------      ---------      ---------
                                                                       ---------      ---------      ---------


                                   VEL ACCOUNT
                       STATEMENTS OF OPERATIONS, CONTINUED


-------------------------------------------------------------------------------------------------------------------
                                                                                   SUB-ACCOUNT 103
                                                                                  FOR THE YEAR ENDED
                                                                        12/31/94       12/31/93       12/31/92
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .      $ 2,322,480     $ 663,826      $ 543,903
                                                                      -----------     ----------     ----------

EXPENSES:
    Mortality and expense risk fees. . . . . . . . . . . . . . .         296,761        221,537        140,540
                                                                      -----------     ----------     ----------

    Net investment income (loss) . . . . . . . . . . . . . . . .       2,025,719        442,289        403,363
                                                                      ----------      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . . . . . . . . . . . . . . .         142,856         96,966         41,502
    Net unrealized gain (loss) . . . . . . . . . . . . . . . . .        (231,521)     3,183,292      1,999,648
                                                                       ----------     ----------     ----------

    Net realized and unrealized gain (loss) on investments . . .         (88,665)     3,280,258      2,041,150
                                                                       ----------     ----------     ----------

    Net increase (decrease) in net assets from operations. . . .       $1,937,054     $3,722,547     $2,444,513
                                                                       ----------     ----------     ----------
                                                                       ----------     ----------     ----------


  The accompanying notes are an integral part of these financial  statements.


                                   VEL  ACCOUNT

------------------------------------------------------------------------------------------------------------------------------
                                                     SUB-ACCOUNT 104                                SUB-ACCOUNT 105
                                                   FOR THE YEAR ENDED                             FOR THE YEAR ENDED
                                           12/31/94     12/31/93          12/31/92     12/31/94        12/31/93      12/31/92
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . .  $  2,037,179   $  502,841     $    368,234   $    69,245    $    151,147   $    70,219

EXPENSES:
    Mortality and expense risk fees. .       311,684      245,956          151,241       141,965          81,146        52,590
                                        ------------    ---------     ------------   -----------    ------------   -----------

    Net investment income (loss) . . .     1,725,495      256,885          216,993       (72,720)         70,001        17,629
                                        ------------    ---------     ------------   -----------    ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
    Net realized gain (loss) . . . . .       205,961      189,576           75,215       168,454          32,570        (2,826)

    Net unrealized gain (loss) . . . .    (2,127,245)   4,117,186        1,436,746      (120,715)      2,529,324      (765,331)
                                        ------------    ---------     ------------   -----------    ------------   -----------
    Net realized and unrealized gain
    (loss) on investments. . . . . . .    (1,921,284)   4,306,762        1,511,961        47,739       2,561,894      (768,157)
                                        ------------    ---------     ------------   -----------    ------------   -----------
    Net increase (decrease) in net
    assets from operations              $   (195,789)  $4,563,647     $  1,728,954   $   (24,981)   $  2,631,895   $  (750,528)
                                        ------------    ---------     ------------   -----------    ------------   -----------
                                        ------------    ---------     ------------   -----------    ------------   -----------

                                   VEL ACCOUNT
                        STATEMENTS OF OPERATIONS, CONTINUED

----------------------------------------------------------------------------
                                                         SUB-ACCOUNT 106
                                                          FOR THE PERIOD
                                                       5/04/94 * TO 12/31/94
----------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends. . . . . . . . . . . . . . . . . . . . . . . . .  $      421


EXPENSES:
  Mortality and expense risk fees. . . . . . . . . . . . .       2,688
                                                             ---------

  Net investment income (loss) . . . . . . . . . . . . . .      (2,267)
                                                             ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . . . . . . . . . .         124
  Net unrealized gain (loss) . . . . . . . . . . . . . . .     (21,891)
                                                             ---------
  Net realized and unrealized gain (loss) on investments .     (21,767)
                                                             ---------

  Net increase (decrease) in net assets from operations. .  $  (24,034)
                                                             ---------
                                                             ---------

* Date of initial investment.

  The accompanying notes are an integral part of these financial

                                   VEL ACCOUNT
                        STATEMENTS OF OPERATIONS, CONTINUED

---------------------------------------------------------------------------------------------------
                                                            SUB-ACCOUNT 207
                                                           FOR THE YEAR ENDED    FOR THE PERIOD
                                                                12/31/94      7/15/93 * TO 12/31/93
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . . . .      $   7,466                --

EXPENSES:
  Mortality and expense risk fees. . . . . . . . . . . . .         16,641             $   663
                                                                ---------             -------

  Net investment income (loss) . . . . . . . . . . . . . .         (9,175)               (663)
                                                                ---------             -------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) . . . . . . . . . . . . . . . .         11,520                 914
  Net unrealized gain (loss) . . . . . . . . . . . . . . .        (15,611)             66,886
                                                                ---------             -------

  Net realized and unrealized gain (loss) on investments .         (4,091)             67,800
                                                                ---------             -------

  Net increase (decrease) in net assets from operations. .       $(13,266)            $67,137
                                                                ---------             -------
                                                                ---------             -------

                                  VEL  ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 SUB-ACCOUNT 1                              SUB-ACCOUNT 2
                                                              FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                                                  12/31/94       12/31/93        12/31/92       12/31/94       12/31/93   12/31/92
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . .     $ 1,470,487    $ 2,355,272  $   475,772    $   431,192    $   408,234  $   293,317
    Net realized gain (loss)
      from security transactions . . . . . .          43,236         62,748       68,546        (44,126)        24,379       18,138
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . .      (1,707,945)    (1,155,289)     454,947       (710,225)        63,392      (79,499)
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . .        (194,222)     1,262,731      999,265       (323,159)       496,005      231,956
                                                 -----------    -----------  -----------    -----------    -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .     6,198,543      7,695,003    6,403,184      2,301,855      2,795,176    1,636,262
    Terminations . . . . . . . . . . . . . . .      (746,445)      (522,595)    (471,350)      (276,756)      (178,939)    (103,020)
    Other transfers from (to) the General
    Account of SMA Life Assurance
      Company (Sponsor). . . . . . . . . . . .    (4,055,993)      (846,590)     175,421     (1,566,287)       535,441      145,217
    Net increase in net assets from investment
      by SMA Life Assurance Company (Sponsor).        --             --           --             --             --           --
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    Net increase (decrease) in net assets from
    capital transactions . . . . . . . . . . .     1,396,105      6,325,818    6,107,255        458,812      3,151,678    1,678,459
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets. . .     1,201,883      7,588,549    7,106,520        135,653      3,647,683    1,910,415

  NET ASSETS:
    Beginning of year. . . . . . . . . . . . .    24,406,921     16,818,372    9,711,852      7,907,768      4,260,085    2,349,670
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    End of year. . . . . . . . . . . . . . . .   $25,608,804    $24,406,921  $16,818,372    $ 8,043,421    $ 7,907,768  $ 4,260,085
                                                 -----------    -----------  -----------    -----------    -----------  -----------
                                                 -----------    -----------  -----------    -----------    -----------  ------------

  The accompanying notes are an integral part of these financial statements.

                                   VEL ACCOUNT

----------------------------------------------------------------------------------------------------------------------------------
                                                                SUB-ACCOUNT 3                              SUB-ACCOUNT 4
                                                             FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                                                    12/31/94       12/31/93     12/31/92       12/31/94       12/31/93     12/31/92
----------------------------------------------------------------------------------------------------------------------------------

INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . . .   $   180,124    $   167,214  $   213,481    $   394,061    $   230,006  $   221,847
    Net realized gain (loss)
      from security transactions . . . . . . .        --             --           --            139,128         91,635       33,695
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . . .        --             --           --           (506,142)       769,721      401,396
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . .       180,124        167,214      213,481         27,047      1,091,362      656,938
                                                 -----------    -----------  -----------    -----------    -----------  -----------


  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .     4,928,805      8,074,333    8,465,831      1,921,153      2,378,594    1,922,242
    Terminations . . . . . . . . . . . . . . .      (154,224)      (197,852)    (118,996)      (220,185)      (115,525)     (54,725)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .    (5,809,172)    (9,901,914)  (6,147,674)    (1,226,276)      (122,197)     539,984
    Net increase in net assets from
      investment by SMA Life Assurance
      Company (Sponsor). . . . . . . . . . . .        --             --           --             --             --           --
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets from
      capital transactions . . . . . . . . . .    (1,034,591)    (2,025,433)   2,199,161        474,692      2,140,872    2,407,501
                                                 -----------    -----------  -----------    -----------    -----------  -----------


    Net increase (decrease) in net assets. . .      (854,467)    (1,858,219)   2,412,642        501,739      3,232,234    3,064,439

  NET ASSETS:
    Beginning of year. . . . . . . . . . . . .     6,680,534      8,538,753    6,126,111     14,845,685     11,613,451    8,549,012
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    End of year. . . . . . . . . . . . . . . .    $5,826,067     $6,680,534   $8,538,753    $15,347,424    $14,845,685  $11,613,451
                                                 -----------    -----------  -----------    -----------    -----------  -----------
                                                 -----------    -----------  -----------    -----------    -----------  -----------


                                   VEL ACCOUNT

----------------------------------------------------------------------------------------------------------------------------------
                                                                SUB-ACCOUNT 5
                                                             FOR THE YEAR ENDED
                                                    12/31/94       12/31/93     12/31/92
----------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . . .   $   153,145    $   151,430  $    18,583
    Net realized gain (loss)
      from security transactions . . . . . . .      (127,304)        21,728          700
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . . .       (98,119)       (46,648)      (9,815)
                                                 -----------    -----------  -----------
    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . .       (72,278)       126,510        9,468
                                                 -----------    -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .     2,156,088      3,637,440      334,958
    Terminations . . . . . . . . . . . . . . .       (39,422)       (19,683)      (2,480)
    Other transfers from (to) the General
      Account of SMA Life Assurance
      Company (Sponsor). . . . . . . . . . . .    (3,997,857)      (463,785)     589,112
    Net increase in net assets from investment
      by SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .        --             --           --
                                                 -----------    -----------  -----------

    Net increase (decrease) in net assets from
      capital transactions . . . . . . . . . .    (1,881,191)     3,153,972      921,590
                                                 -----------    -----------  -----------


    Net increase (decrease) in net assets. . .    (1,953,469)     3,280,482      931,058

    NET ASSETS:
      Beginning of year. . . . . . . . . . . .     4,245,477        964,995       33,937
                                                 -----------    -----------  -----------
      End of year. . . . . . . . . . . . . . .   $ 2,292,008    $ 4,245,477  $   964,995
                                                 -----------    -----------  -----------
                                                 -----------    -----------  -----------


                                   VEL ACCOUNT
                      OF CHANGES IN NET ASSETS, CONTINUED


------------------------------------------------------------------------------------------------------------------------------------
                                                                SUB-ACCOUNT 6                           SUB-ACCOUNT 7
                                                   FOR THE YEAR ENDED     FOR THE PERIOD   FOR THE YEAR ENDED     FOR THE PERIOD
                                                   12/31/94  12/31/93 9/15/92* TO 12/31/92 12/31/94   12/31/93  9/15/92* TO 12/31/92
------------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income
      (loss) . . . . . . . . . . . . . . . . .    $  (68,536)    $  (27,797) $       260     $  (22,188)    $  (17,992) $       804
    Net realized gain (loss)
      from security transactions . . . . . . .        16,672         17,854           84         15,084          6,496            5
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . . .      (222,557)       526,828       45,987        (87,571)       129,285        5,563
                                                  ----------     ----------  -----------     ----------     ----------  -----------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . .      (274,421)       516,885       46,331        (94,675)       117,789        6,372
                                                  ----------     ----------  -----------     ----------     ----------  -----------


  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .     3,158,118      2,536,127      113,514      1,506,265      1,840,520      145,060
    Terminations . . . . . . . . . . . . . . .      (217,838)       (53,410)        --          (67,997)       (22,271)        --
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .       967,628      1,888,397      735,899       (517,387)     1,396,582      293,764
    Net increase in net assets from investment
      by SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .        --             --           --              --             --          --
                                                  ----------     ----------  -----------     ----------     ----------  -----------

    Net increase (decrease) in net assets from
      capital transactions . . . . . . . . . .     3,907,908      4,371,114      849,413        920,881      3,214,831      438,824
                                                  ----------     ----------  -----------     ----------     ----------  -----------


    Net increase (decrease) in net
      assets . . . . . . . . . . . . . . . . .     3,633,487      4,887,999      895,744        826,206      3,332,620      445,196

  NET ASSETS:
    Beginning of year. . . . . . . . . . . . .     5,783,743        895,744       --          3,777,816        445,196       --
                                                  ----------     ----------  -----------     ----------     ----------  -----------

    End of year. . . . . . . . . . . . . . . .    $9,417,230     $5,783,743  $   895,744     $4,604,022     $3,777,816  $   445,196
                                                  ----------     ----------  -----------     ----------     ----------  -----------
                                                  ----------     ----------  -----------     ----------     ----------  -----------

   * Date of initial investment.

  The accompanying notes are an integral part of these financial statements.

                                          VEL ACCOUNT


---------------------------------------------------------------------------------------------------------------------------------
                                                                SUB-ACCOUNT 8                       SUB-ACCOUNT 9
                                                             FOR THE YEAR ENDED           FOR THE YEAR ENDED  FOR THE PERIOD
                                                    12/31/94       12/31/93     12/31/92       12/31/94    7/14/93* TO 12/31/93
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income
      (loss) . . . . . . . . . . . . . . . . .   $   172,021    $    37,007  $     1,977    $    (4,745)   $     5,581
    Net realized gain (loss)
      from security transactions . . . . . . .        10,373         13,845           (1)        (1,911)           439
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . . .      (196,007)       130,713        2,326       (138,299)        76,068
                                                 -----------    -----------  -----------    -----------    -----------


    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . .       (13,613)       181,565        4,302       (144,955)        82,088
                                                 -----------    -----------  -----------    -----------    -----------


  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .     1,435,394      1,725,282       93,476        768,133        261,242
    Terminations . . . . . . . . . . . . . . .      (102,727)       (11,156)      --            (15,056)        (1,584)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .       (56,409)     1,048,809      356,836        977,932        602,528
    Net increase in net assets from investment
      by SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .        --             --           --             --             --
                                                 -----------    -----------  -----------    -----------    -----------


    Net increase (decrease) in net assets from
      capital transactions . . . . . . . . . .     1,276,258      2,762,935      450,312      1,731,009        862,186
                                                 -----------    -----------  -----------    -----------    -----------

    Net increase (decrease) in net
     assets. . . . . . . . . . . . . . . . . .     1,262,645      2,944,500      454,614      1,586,054        944,274


  NET ASSETS:
    Beginning of year. . . . . . . . . . . . .     3,399,114        454,614         --          944,274           --
                                                 -----------    -----------  -----------    -----------    -----------
    End of year. . . . . . . . . . . . . . . .   $ 4,661,759    $ 3,399,114  $   454,614    $ 2,530,328    $   944,274
                                                 -----------    -----------  -----------    -----------    -----------
                                                 -----------    -----------  -----------    -----------    -----------


                                        VEL ACCOUNT


--------------------------------------------------------------------------------
                                                               SUB-ACCOUNT 11
                                                               FOR THE PERIOD
                                                           5/04/94 * TO 12/31/94
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income
      (loss) . . . . . . . . . . . . . . . . .                  $     (103)
    Net realized gain (loss)
      from security transactions . . . . . . .                        (142)
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . . .                     (20,162)
                                                                -----------

    Net increase (decrease) in net assets. . .
      from operations. . . . . . . . . . . . .                      (20,407)
                                                                -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . .                      179,090
    Terminations . . . . . . . . . . . . . . .                       (6,006)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .                      491,164
    Net increase in net assets from investment
      by SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . . .                          100

    Net increase (decrease) in net assets from
      capital transactions . . . . . . . . . .                      664,348
                                                                -----------

    Net increase (decrease) in net
      assets . . . . . . . . . . . . . . . . .                      643,941

  NET ASSETS:
    Beginning of year. . . . . . . . . . . . .                       --
                                                                -----------
    End of year. . . . . . . . . . . . . . . .                    $ 643,941
                                                                -----------
                                                                -----------


                                       VEL  ACCOUNT
                   STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


---------------------------------------------------------------------------------------------------------------------------------
                                                              SUB-ACCOUNT 101                         SUB-ACCOUNT 102
                                                            FOR THE YEAR ENDED                       FOR THE YEAR ENDED
                                                   12/31/94      12/31/93      12/31/92      12/31/94       12/31/93   12/31/92
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . .     $    89,088    $    59,038  $    71,400    $   532,640    $   264,949  $   167,100
    Net realized gain (loss)
      from security transactions . . . . . .          --             --           --             54,603         85,471       79,757
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . .          --             --           --           (764,492)       497,807      305,408
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . .          89,088         59,038       71,400       (177,249)       848,227      552,265
                                                 -----------    -----------  -----------    -----------    -----------  -----------


  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . .       1,070,685      1,251,523    1,383,554      1,750,959      1,641,975    1,038,948
    Terminations . . . . . . . . . . . . . .         (89,552)       (84,920)    (138,817)      (265,758)      (196,630)    (113,471)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . .      (1,127,373)    (1,145,805)  (1,006,627)      (398,451)       404,368     (191,501)

    Net increase in net assets from
      investment by SMA Life Assurance
      Company (Sponsor). . . . . . . . . . .          --             --           --             --             --           --
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets
      from capital transactions. . . . . . .        (146,240)        20,798      238,110      1,086,750      1,849,713      733,976
                                                 -----------    -----------  -----------    -----------    -----------  -----------


    Net increase (decrease) in net
      assets . . . . . . . . . . . . . . . .         (57,152)        79,836      309,510        909,501      2,697,940    1,286,241

  NET ASSETS:
    Beginning of year. . . . . . . . . . . .       2,623,324      2,543,488    2,233,978      6,282,327      3,584,387    2,298,146
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    End of year. . . . . . . . . . . . . . .     $ 2,566,172    $ 2,623,324  $ 2,543,488    $ 7,191,828    $ 6,282,327  $ 3,584,387
                                                 -----------    -----------  -----------    -----------    -----------  -----------
                                                 -----------    -----------  -----------    -----------    -----------  -----------


   The accompanying notes are an integral part of these financial statements.

                                           VEL ACCOUNT


---------------------------------------------------------------------------------------------------------------------------------
                                                               SUB-ACCOUNT 103                           SUB-ACCOUNT 104
                                                             FOR THE YEAR ENDED                         FOR THE YEAR ENDED
                                                    12/31/94       12/31/93     12/31/92       12/31/94       12/31/93     12/31/92
---------------------------------------------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . .     $ 2,025,719    $   442,289  $   403,363    $ 1,725,495    $   256,885  $   216,993
    Net realized gain (loss)
      from security transactions . . . . . .         142,856         96,966       41,502        205,961        189,576       75,215
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . .        (231,521)     3,183,292    1,999,648     (2,127,245)     4,117,186    1,436,746
                                                 -----------    -----------  -----------    -----------    -----------  -----------


    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . .       1,937,054      3,722,547    2,444,513       (195,789)     4,563,647    1,728,954
                                                 -----------    -----------  -----------    -----------    -----------  -----------


  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . .       7,271,670      7,274,768    5,392,418      8,139,087      8,163,457    7,157,858
    Terminations . . . . . . . . . . . . . .      (1,104,770)      (999,349)    (533,158)    (1,203,773)      (956,029)    (598,910)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . .      (1,533,560)      (177,231)    (930,620)    (2,222,672)      (623,455)     (66,164)

    Net increase in net assets from
      investment by SMA Life Assurance
      Company (Sponsor). . . . . . . . . . .          --             --           --             --             --           --
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net assets
      from capital transactions. . . . . . .       4,633,340      6,098,188    3,928,640      4,712,642      6,583,973    6,492,784
                                                 -----------    -----------  -----------    -----------    -----------  -----------

    Net increase (decrease) in net
      assets . . . . . . . . . . . . . . . .       6,570,394      9,820,735    6,373,153      4,516,853     11,147,620    8,221,738

  NET ASSETS:
    Beginning of year. . . . . . . . . . . .      29,495,862     19,675,127   13,301,974     33,064,914     21,917,294   13,695,556
                                                 -----------    -----------  -----------    -----------    -----------  -----------
    End of year. . . . . . . . . . . . . . .     $36,066,256    $29,495,862  $19,675,127    $37,581,767    $33,064,914  $21,917,294
                                                 -----------    -----------  -----------    -----------    -----------  -----------
                                                 -----------    -----------  -----------    -----------    -----------  -----------


                                           VEL ACCOUNT


------------------------------------------------------------------------------------------
                                                               SUB-ACCOUNT 105
                                                             FOR THE YEAR ENDED
                                                    12/31/94       12/31/93     12/31/92
------------------------------------------------------------------------------------------
INCREASE(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income (loss) . . . . . .     $   (72,720)   $    70,001  $    17,629
    Net realized gain (loss)
      from security transactions . . . . . .         168,454         32,570       (2,826)
    Net unrealized gain (loss) on
      investments. . . . . . . . . . . . . .        (120,715)     2,529,324     (765,331)
                                                 -----------    -----------   ----------


    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . .         (24,981)     2,631,895     (750,528)
                                                 -----------    -----------   ----------



  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . .       3,985,517      3,072,742    2,516,966
    Terminations . . . . . . . . . . . . . .        (488,309)      (356,734)    (202,543)
    Other transfers from (to) the General
      Account of SMA Life Assurance Company
      (Sponsor). . . . . . . . . . . . . . .         719,983      1,032,634     (150,580)

    Net increase in net assets from
      investment by SMA Life Assurance
      Company (Sponsor). . . . . . . . . . .          --             --           --
                                                 -----------    -----------   ----------

    Net increase (decrease) in net assets
      from capital transactions. . . . . . .       4,217,191      3,748,642    2,163,843
                                                 -----------    -----------   ----------

    Net increase (decrease) in net
      assets . . . . . . . . . . . . . . . .       4,192,210      6,380,537    1,413,315

  NET ASSETS:
    Beginning of year. . . . . . . . . . . .      12,714,722      6,334,185    4,920,870
                                                 -----------    -----------   ----------
    End of year. . . . . . . . . . . . . . .     $16,906,932    $12,714,722   $6,334,185
                                                 -----------    -----------   ----------
                                                 -----------    -----------   ----------


                                 VEL  ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


------------------------------------------------------------------------------------------------------------------------------------
                                                                    SUB-ACCOUNT 106                    SUB-ACCOUNT 207
                                                                     FOR THE PERIOD       FOR THE YEAR ENDED       FOR THE PERIOD
                                                                 5/04/94 * TO 12/31/94         12/31/94        7/15/93 * TO 12/31/93
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss) . . . . . . . . . . . . . .         $    (2,267)           $    (9,175)          $      (663)
    Net realized gain (loss)
      from security transactions . . . . . . . . . . . . . .                  12                411,520                   914
    Net unrealized gain (loss) on investments. . . . . . . .             (21,891)               (15,611)               66,886
                                                                     -----------            -----------           -----------
    Net increase (decrease) in net assets
      from operations. . . . . . . . . . . . . . . . . . . .             (24,034)               (13,266)               67,137
                                                                     -----------            -----------           -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums . . . . . . . . . . . . . . . . . . . . . .             224,497                727,371               269,798
    Terminations . . . . . . . . . . . . . . . . . . . . . .              (1,887)               (36,179)                 (542)
    Other transfers from (to) the General Account of
      SMA Life Assurance Company (Sponsor) . . . . . . . . .             683,055              1,016,545               614,971
    Net increase in net assets from investment by
      SMA Life Assurance Company (Sponsor) . . . . . . . . .                 100                 --                    --
                                                                     -----------            -----------           -----------
    Net increase (decrease) in net assets from capital
      transactions . . . . . . . . . . . . . . . . . . . . .             905,765              1,707,737               884,227
                                                                     -----------            -----------           -----------

    Net increase (decrease) in net assets. . . . . . . . . .             881,731              1,694,471               951,364

  NET ASSETS:
    Beginning of year. . . . . . . . . . . . . . . . . . . .              --                    951,364                 --
                                                                     -----------            -----------           -----------
    End of year. . . . . . . . . . . . . . . . . . . . . . .         $   881,731            $ 2,645,835           $   951,364
                                                                     -----------            -----------           -----------
                                                                     -----------            -----------           -----------

    * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                   VEL ACCOUNT
                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1994


NOTE 1 - ORGANIZATION

     The VEL Account (VEL) is a separate investment account of SMA Life Assurance Company (the Company), established for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of State Mutual Life Assurance Company of America (State Mutual). Under applicable insurance law, the assets and liabilities of VEL are clearly identified and distinguished from the other assets and liabilities of the Company. VEL cannot be charged with liabilities arising out of any other business of the Company.

     VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL currently offers seventeen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of State Mutual, of the Variable Insurance Products Fund (VIPF) or of the Variable Insurance Products Fund II (VIPF II) managed by Fidelity Management & Research Company (Fidelity Management), or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisors, Ltd. The Trust, VIPF, VIPF II and DGPF are open-end, diversified series management investment companies registered under the 1940 Act.

     As of December 31, 1994, the Company was record owner of approximately 52% of VEL Sub-Account 4.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     Investments - Security transactions are recorded on the trade date. Investments held by the Sub- Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, VIPF II, or DGPF at net asset value.

     Federal Income Taxes - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated Federal Income Tax return with State Mutual. The Company anticipates no tax liability resulting from the operations of VEL. Therefore, no provision for income taxes has been charged against VEL.

                                   VEL ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1994, CONTINUED


NOTE 3 - INVESTMENTS

     The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, VIPF II and DGPF at December 31, 1994 were as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                PORTFOLIO INFORMATION
   SUB-               INVESTMENT                                 NUMBER OF            AGGREGATE             NET ASSET
  ACCOUNT              PORTFOLIO                                  SHARES                COST             VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------
            Allmerica Investment Trust:
     1      Growth                                               14,119,031      $   26,356,032           $   1.814
     2      Investment Grade Income                               7,955,602           8,642,724               1.012
     3      Money Market                                          5,796,874           5,796,874               1.000
     4      Equity Index                                         10,455,529          12,791,729               1.468
     5      Government Bond                                       2,300,781           2,448,777               0.997
     6      Select Aggressive Growth                              6,739,301           9,064,546               1.397
     7      Select Growth                                         4,190,567           4,558,157               1.099
     8      Select Growth and Income                              4,539,720           4,725,260               1.027
     9      Small Cap Value                                       2,324,274           2,593,364               1.089
    11      Select International Equity                             660,507             656,230               0.963

            Fidelity Variable Insurance Products Fund:
   101      Money Market                                          2,556,355           2,556,355               1.000
   102      High Income                                             668,993           6,899,887              10.760
   103      Equity Income                                         2,350,900          30,326,113              15.350
   104      Growth                                                1,733,177          31,020,613              21.690
   105      Overseas                                              1,078,586          14,987,469              15.670

            Fidelity Variable Insurance Products Fund II:
   106      Asset Manager                                            63,968             904,013              13.790

            Delaware Group Premium Fund:
   207      International Equities                                  223,007           2,591,361              11.850



NOTE 4 - RELATED PARTY TRANSACTIONS

     Net premiums represent gross policy premiums recorded by the Company less applicable premium taxes. On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and administrative charges of $25 per month for the first policy year and $5 per month thereafter. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on

                                   VEL ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1994, CONTINUED

a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1994, 1993 and 1992, these monthly deductions from Sub-Account policy values amounted to $16,039,234, $14,456,177 and $9,428,785, respectively.

     The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge is deducted in the daily computation of unit values but paid to the Company on a monthly basis. The total annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum.

     Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of State Mutual, is principal underwriter and general distributor of VEL, and does not receive any compensation for sales of VEL policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1994, 1993 and 1992, the Company received $1,084,922, $832,533 and $635,488, respectively, for contingent deferred sales charges applicable to VEL.

NOTE 5 - DIVERSIFICATION REQUIREMENTS

     Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL satisfies the current requirements of the regulations, and it intends that VEL will continue to meet such requirements.

                                   VEL ACCOUNT
          NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1994, CONTINUED


NOTE 6 - PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of the Trust, VIPF, VIPF II and DGPF shares by VEL during the year ended December 31, 1994 were as follows:


  SUB-
 ACCOUNT                INVESTMENT PORTFOLIO                          PURCHASES              SALES
 -------                --------------------                        ------------        ------------
            Allmerica Investment Trust:
     1      Growth . . . . . . . . . . . . . . . . . . . . .        $  4,844,441        $  1,971,864
     2      Investment Grade Income. . . . . . . . . . . . .           2,159,910           1,269,923
     3      Money Market . . . . . . . . . . . . . . . . . .           4,366,003           5,248,763
     4      Equity Index . . . . . . . . . . . . . . . . . .           1,591,541             733,288
     5      Government Bond. . . . . . . . . . . . . . . . .           2,134,078           3,869,903
     6      Select Aggressive Growth . . . . . . . . . . . .           4,217,861             355,786
     7      Select Growth. . . . . . . . . . . . . . . . . .           1,517,141             609,264
     8      Select Growth and Income . . . . . . . . . . . .           1,824,434             362,831
     9      Small Cap Value. . . . . . . . . . . . . . . . .           1,854,481             127,709
    11      Select International Equity. . . . . . . . . . .             676,480              20,108

            Fidelity Variable Insurance Products Fund:
   101      Money Market . . . . . . . . . . . . . . . . . .           1,567,839           1,641,159
   102      High Income. . . . . . . . . . . . . . . . . . .           2,568,459             947,456
   103      Equity Income. . . . . . . . . . . . . . . . . .           7,540,384             861,332
   104      Growth . . . . . . . . . . . . . . . . . . . . .           7,642,461           1,210,880
   105      Overseas . . . . . . . . . . . . . . . . . . . .           5,237,134           1,100,587

            Fidelity Variable Insurance Products Fund II:
   106      Asset Manager. . . . . . . . . . . . . . . . . .             925,272              21,383

            Delaware Group Premium Fund:
   207      International Equities . . . . . . . . . . . . .           1,972,565             277,624
                                                                    ------------        ------------
            Totals . . . . . . . . . . . . . . . . . . . . .        $ 52,640,484        $ 20,629,860
                                                                    ------------        ------------
                                                                    ------------        ------------


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of SMA Life
Assurance Company and Policyowners
of VEL Account of SMA Life
Assurance Company

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Sub-Accounts 1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 101, 102, 103, 104, 105, 106 and 207 (constituting the
VEL Account of SMA Life Assurance Company) at December 31, 1994, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of SMA Life Assurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the Trust and Funds, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts

February 13, 1995

                      APPENDIX A - OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent.

The following supplemental benefits are available for issue under the Policies for an additional charge.

WAIVER OF PREMIUM RIDER

This rider provides that during periods of total disability continuing more than four months the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

This rider provides a term insurance benefit for up to five
Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

CHILDREN'S INSURANCE RIDER

This rider provides coverage for eligible minor children. It also covers future children, including adopted children and step children.

ACCIDENTAL DEATH BENEFIT RIDER

This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's age 70.

EXCHANGE OPTION RIDER

This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                          APPENDIX B - PAYMENT OPTIONS

PAYMENT OPTIONS - Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     (a) the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

     (b)  the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None are based on the investment experience of the Variable Account.

Option A:   Payments for a Specified Number of Years.  The Company will make equal payments for any selected number of years (not greater than thirty). Payments may be made annually, semi-annually, quarterly or monthly.

Option B:   Lifetime Monthly Payments.  Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

            (1) upon the death of the payee, with no further payments due (Life Annuity), or

            (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

            (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:   Interest Payments. The Company will pay interest at a rate determined by the Company each year but which will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:   Payments for a Specified Amount.  Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:   Lifetime Monthly Payments for Two Payees.  One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

            (1)   in the same amount as the original amount;

            (2)   in an amount equal to 2/3 of the original amount; or

            (3)   in an amount equal to 1/2 of the original amount.

            Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

Selection of Payment Options - The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.

Subject to your and/or the Beneficiary's provision any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS - An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS - A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the written request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the written request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES - The first payment under any option, except Option C, will be due on the date this policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

         APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
                              ACCUMULATED PREMIUMS

The tables on pages 93-96 illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time they assume that all premiums are allocated to and remain in the VEL Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables on pages 93 and 94 illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount. The tables on pages 95 and 96 illustrate a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount.

The columns on pages 94 and 96 are based on the guaranteed cost of insurance rates; columns on pages 93 and 95 are based on the current cost of insurance rates as presently in effect.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the VEL Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the VEL Account attributable to the Policies. The amounts shown in the tables also take into account the Underlying Investment Company advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Investment Company. The actual fees and expenses of each Underlying Investment Company vary, and in 1994 ranged from an annual rate of 0.45% to an annual rate of 1.50% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts. Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select

Aggressive Growth Fund and Select Capital Appreciation Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Cap Value Fund. Without the effect of the expense limitation, in 1994 the total operation expenses of the Select International Equity Fund and Small Cap Value Fund would have been 1.78% and 1.01% respectively, of average net assets. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. The total operating expenses of the Portfolios of VIPF and VIPF II were less than their respective caps in 1994. Price-Fleming has voluntarily agreed to limit the total operating expenses (except interest, taxes, brokerage commissions, directors' fees and expenses and extraordinary expenses) of the International Stock Portfolio to 1.05% of its average daily net assets. Delaware International has agreed voluntarily to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the effect of the expense limitations, in 1994 the total operating expenses of the International Equity Series would have been 1.01% of its average net assets.

Taking into account the 0.90% charge to the VEL Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 6 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's Age, sex, and underwriting classification, and the requested Face Amount, Sum Insured Option, and riders.

To choose the Sub-Accounts which will best meet your needs and objectives, carefully read the Prospectuses of the Trust, VIPF, VIPF II, T. Rowe and DGPF along with this Prospectus.

                          SMA LIFE ASSURANCE COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY

                                                         Male Non-Smoker Age 30
                                                Specified Face Amount = $75,000
                                                           Sum Insured Option 2

                      CURRENT COST OF INSURANCE CHARGES

        PREMIUMS     HYPOTHETICAL 0%            HYPOTHETICAL 6%            HYPOTHETICAL 12%
       PAID PLUS GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN
       INTEREST ------------------------- -------------------------- ---------------------------
POLICY   AT 5%  SURRENDER  POLICY  DEATH  SURRENDER  POLICY   DEATH  SURRENDER  POLICY    DEATH
 YEAR  PER YEAR   VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT   VALUE     VALUE   BENEFIT
------ -------- --------- ------  ------- --------- -------  ------- ---------- -------  -------
1        1,470      174      937   75,937      243    1,006   76,006       312    1,074   76,074
2        3,014    1,330    2,093   77,093    1,534    2,297   77,297     1,747    2,510   77,510
3        4,634    2,464    3,226   78,226    2,879    3,641   78,641     3,327    4,090   79,090
4        6,336    3,604    4,336   79,336    4,306    5,038   80,038     5,096    5,828   80,828
5        8,123    4,782    5,422   80,422    5,850    6,491   81,491     7,099    7,740   82,740

6        9,999    5,934    6,484   81,484    7,449    7,998   82,998     9,292    9,841   84,841
7       11,969    7,063    7,520   82,520    9,107    9,564   84,564    11,693   12,151   87,151
8       14,037    8,164    8,531   83,531   10,822   11,188   86,188    14,323   14,689   89,689
9       16,209    9,240    9,514   84,514   12,597   12,871   87,871    17,204   17,478   92,478
10      18,490   10,287   10,470   85,470   14,433   14,616   89,616    20,359   20,542   95,542

11      20,884   11,307   11,398   86,398   16,331   16,423   91,423    23,816   23,908   98,908
12      23,398   12,297   12,297   87,297   18,293   18,293   93,293    27,604   27,604  102,604
13      26,038   13,166   13,166   88,166   20,228   20,228   95,228    31,665   31,665  106,665
14      28,810   14,005   14,005   89,005   22,230   22,230   97,230    36,126   36,126  111,126
15      31,720   14,813   14,813   89,813   24,300   24,300   99,300    41,028   41,028  116,028

16      34,777   15,588   15,588   90,588   26,439   26,439  101,439    46,412   46,412  121,412
17      37,985   16,330   16,330   91,330   28,649   28,649  103,649    52,326   52,326  127,326
18      41,355   17,037   17,037   92,037   30,930   30,930  105,930    58,823   58,823  133,823
19      44,892   17,708   17,708   92,708   33,284   33,284  108,284    65,962   65,962  140,962
20      48,607   18,342   18,342   93,342   35,711   35,711  110,711    73,805   73,805  148,805

Age 60  97,665   22,170   22,170   97,170   64,098   64,098  139,098   210,403  210,403  285,403
Age 65 132,771   21,672   21,672   96,672   80,793   80,793  155,793   345,185  345,185  421,126
Age 70 177,576   18,618   18,618   93,618   98,352   98,352  173,352   560,687  560,687  650,397
Age 75 234,759   11,963   11,963   86,963  115,531  115,531  190,531   906,193  906,193  981,193

__________
(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          SMA LIFE ASSURANCE COMPANY
                         VARI-EXCEPTIONAL LIFE POLICY

                                                         Male Non-Smoker Age 30
                                                Specified Face Amount = $75,000
                                                           Sum Insured Option 2

                      GUARANTEED COST OF INSURANCE CHARGES

        PREMIUMS     HYPOTHETICAL 0%            HYPOTHETICAL 6%            HYPOTHETICAL 12%
       PAID PLUS GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN
       INTEREST ------------------------- -------------------------- ---------------------------
POLICY   AT 5%  SURRENDER  POLICY  DEATH  SURRENDER  POLICY   DEATH  SURRENDER  POLICY    DEATH
 YEAR  PER YEAR   VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT   VALUE     VALUE   BENEFIT
------ -------- --------- ------  ------- --------- -------  ------- ---------- -------  -------
1         1,470      174     937   75,937      243    1,006   76,006      312     1,074   76,074
2         3,014    1,330   2,093   77,093    1,534    2,297   77,297    1,747     2,510   77,510
3         4,634    2,464   3,226   78,226    2,879    3,641   78,641    3,327     4,090   79,090
4         6,336    3,604   4,336   79,336    4,306    5,038   80,038    5,096     5,828   80,828
5         8,123    4,782   5,422   80,422    5,850    6,491   81,491    7,099     7,740   82,740

6         9,999    5,934   6,484   81,484    7,449    7,998   82,998    9,292     9,841   84,841
7        11,969    7,063   7,520   82,520    9,107    9,564   84,564   11,693    12,151   87,151
8        14,037    8,164   8,531   83,531   10,822   11,188   86,188   14,323    14,689   89,689
9        16,209    9,240   9,514   84,514   12,597   12,871   87,871   17,204    17,478   92,478
10       18,490   10,287  10,470   85,470   14,433   14,616   89,616   20,359    20,542   95,542

11       20,884   11,307  11,398   86,398   16,331   16,423   91,423   23,816    23,908   98,908
12       23,398   12,297  12,297   87,297   18,293   18,293   93,293   27,604    27,604  102,604
13       26,038   13,166  13,166   88,166   20,228   20,228   95,228   31,665    31,665  106,665
14       28,810   14,005  14,005   89,005   22,230   22,230   97,230   36,126    36,126  111,126
15       31,720   14,813  14,813   89,813   24,300   24,300   99,300   41,028    41,028  116,028

16       34,777   15,588  15,588   90,588   26,439   26,439  101,439   46,412    46,412  121,412
17       37,985   16,330  16,330   91,330   28,649   28,649  103,649   52,326    52,326  127,326
18       41,355   17,037  17,037   92,037   30,930   30,930  105,930   58,823    58,823  133,823
19       44,892   17,708  17,708   92,708   33,284   33,284  108,284   65,962    65,962  140,962
20       48,607   18,342  18,342   93,342   35,711   35,711  110,711   73,805    73,805  148,805

Age 60   97,665   21,807  21,807   96,807   63,665   63,665  138,665  209,882   209,882  284,882
Age 65  132,771   20,478  20,478   95,478   79,280   79,280  154,280  343,223   343,223  418,733
Age 70  177,576   15,421  15,421   90,421   94,084   94,084  169,084  554,655   554,655  643,400
Age 75  234,759    4,335   4,335   79,335  104,900  104,900  179,900  890,014   890,014  965,014

__________
(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         SMA LIFE ASSURANCE COMPANY
                        VARI-EXCEPTIONAL LIFE POLICY

                                                         Male Non-Smoker Age 45
                                               Specified Face Amount = $250,000
                                                           Sum Insured Option 1

                       CURRENT COST OF INSURANCE CHARGES

        PREMIUMS     HYPOTHETICAL 0%            HYPOTHETICAL 6%            HYPOTHETICAL 12%
       PAID PLUS GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN
       INTEREST ------------------------- -------------------------- ---------------------------
POLICY   AT 5%  SURRENDER  POLICY  DEATH  SURRENDER  POLICY   DEATH  SURRENDER  POLICY    DEATH
 YEAR  PER YEAR   VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT   VALUE     VALUE   BENEFIT
------ -------- --------- ------  ------- --------- -------  ------- ---------- -------  -------
1         4,410      792   2,935  250,000    1,002    3,145  250,000     1,213    3,356  250,000
2         9,040    3,859   6,001  250,000    4,472    6,614  250,000     5,111    7,254  250,000
3        13,903    6,815   8,957  250,000    8,032   10,174  250,000     9,352   11,495  250,000
4        19,008    9,744  11,801  250,000   11,769   13,826  250,000    14,057   16,113  250,000
5        24,368   12,727  14,527  250,000   15,768   17,567  250,000    19,343   21,143  250,000

6        29,996   15,593  17,136  250,000   19,860   21,403  250,000    25,087   26,629  250,000
7        35,906   18,343  19,629  250,000   24,051   25,337  250,000    31,338   32,624  250,000
8        42,112   20,969  21,998  250,000   28,337   29,365  250,000    38,145   39,174  250,000
9        48,627   23,464  24,235  250,000   32,715   33,487  250,000    45,564   46,336  250,000
10       55,469   25,816  26,330  250,000   37,180   37,694  250,000    53,654   54,169  250,000

11       62,652   28,019  28,277  250,000   41,730   41,987  250,000    62,489   62,746  250,000
12       70,195   30,050  30,050  250,000   46,347   46,347  250,000    72,137   72,137  250,000
13       78,114   31,648  31,648  250,000   50,779   50,779  250,000    82,438   82,438  250,000
14       86,430   33,081  33,081  250,000   55,297   55,297  250,000    93,773   93,773  250,000
15       95,161   34,335  34,335  250,000   59,898   59,898  250,000   106,263  106,263  250,000

16      104,330   35,396  35,396  250,000   64,579   64,579  250,000   120,049  120,049  250,000
17      113,956   36,252  36,252  250,000   69,336   69,336  250,000   135,294  135,294  250,000
18      124,064   36,879  36,879  250,000   74,163   74,163  250,000   152,183  152,183  250,000
19      134,677   37,253  37,253  250,000   79,049   79,049  250,000   170,935  170,935  250,000
20      145,820   37,346  37,346  250,000   83,987   83,987  250,000   191,807  191,807  250,000

Age 60   95,161   34,335  34,335  250,000   59,898   59,898  250,000   106,263  106,263  250,000
Age 65  142,820   37,346  37,346  250,000   83,987   83,987  250,000   191,807  191,807  250,000
Age 70  210,477   32,896  32,896  250,000  109,554  109,554  250,000   333,734  333,734  387,132
Age 75  292,995   16,689  16,689  250,000  136,794  136,794  250,000   561,896  561,896  601,229

__________
(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      SMA LIFE ASSURANCE COMPANY
                      VARI-EXCEPTIONAL LIFE POLICY

                                                        Male Non-Smoker Age 45
                                              Specified Face Amount = $250,000
                                                          Sum Insured Option 1

                   GUARANTEED COST OF INSURANCE CHARGES

        PREMIUMS     HYPOTHETICAL 0%            HYPOTHETICAL 6%            HYPOTHETICAL 12%
       PAID PLUS GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN    GROSS INVESTMENT RETURN
       INTEREST ------------------------- -------------------------- ---------------------------
POLICY   AT 5%  SURRENDER  POLICY  DEATH  SURRENDER  POLICY   DEATH  SURRENDER  POLICY    DEATH
 YEAR  PER YEAR   VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT   VALUE     VALUE   BENEFIT
------ -------- --------- ------  ------- --------- -------  ------- ---------- -------  -------
1         4,410      772   2,914  250,000      981    3,124  250,000     1,192    3,334  250,000
2         9,040    3,817   5,960  250,000    4,427    6,570  250,000     5,064    7,207  250,000
3        13,903    6,751   8,893  250,000    7,961   10,104  250,000     9,276   11,419  250,000
4        19,008    9,656  11,713  250,000   11,670   13,727  250,000    13,946   16,003  250,000
5        24,368   12,614  14,413  250,000   15,637   17,437  250,000    19,193   20,993  250,000

6        29,996   15,450  16,993  250,000   19,692   21,234  250,000    24,889   26,431  250,000
7        35,906   18,153  19,439  250,000   23,825   25,111  250,000    31,069   32,355  250,000
8        42,112   20,710  21,739  250,000   28,029   29,058  250,000    37,776   38,805  250,000
9        48,627   23,113  23,884  250,000   32,297   33,069  250,000    45,062   45,833  250,000
10       55,469   25,343  25,858  250,000   36,618   37,132  250,000    52,978   53,492  250,000

11       62,652   27,392  27,649  250,000   40,984   41,241  250,000    61,592   61,849  250,000
12       70,195   29,245  29,245  250,000   45,386   45,386  250,000    70,977   70,977  250,000
13       78,114   30,638  30,638  250,000   49,567   49,567  250,000    80,970   80,970  250,000
14       86,430   31,817  31,817  250,000   53,777   53,777  250,000    91,931   91,931  250,000
15       95,161   32,760  32,760  250,000   58,002   58,002  250,000   103,974  103,974  250,000

16      104,330   33,444  33,444  250,000   62,230   62,230  250,000   117,232  117,232  250,000
17      113,956   33,843  33,843  250,000   66,444   66,444  250,000   131,862  131,862  250,000
18      124,064   33,920  33,920  250,000   70,622   70,622  250,000   148,046  148,046  250,000
19      134,677   33,629  33,629  250,000   74,734   74,734  250,000   166,001  166,001  250,000
20      145,820   32,922  32,922  250,000   78,752   78,752  250,000   185,990  185,990  250,000

Age 60   95,161   32,760  32,760  250,000   58,002   58,002  250,000   103,974  103,974  250,000
Age 65  142,820   32,922  32,922  250,000   78,752   78,752  250,000   185,990  185,990  250,000
Age 70  210,477   21,383  21,383  250,000   96,595   96,595  250,000   322,407  322,407  373,992
Age 75  292,995        0       0        0  106,325  106,325  250,000   539,916  539,916  577,711

__________
(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate Surrender Charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The maximum Surrender Charge calculated upon issuance of the Policy is equal to $4.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium times a factor of not greater than 1.0, as indicated on pages 99 and 100. The maximum Surrender Charge for an increase in Face Amount is $4.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase times as factor of not greater than 1.0, as indicated on pages 99 and 100. The calculation may be summarized in the following formula:

            Maximum Surrender Charge = (4.5 X Face amount) +
               (0.3 X Guideline Annual Premium X Factor)
                                  1000

The maximum surrender charge remains level for the first 44 policy months, reduces by 1% per month for the next 100 policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $4.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum Surrender Charges vary with the issue Age and Premium Class as indicated in the table below.

           FACTORS USED IN CALCULATION OF MAXIMUM SURRENDER CHARGES

                               NONSMOKER FACTORS

    AGE     FACTOR      AGE     FACTOR      AGE     FACTOR
    ---     ------      ---     ------      ---     ------
    18      1.0000      39      0.8600      60      0.6500
    19      1.0000      40      0.8500      61      0.6400
    20      1.0000      41      0.8400      62      0.6300
    21      1.0000      42      0.8300      63      0.6200
    22      1.0000      43      0.8200      64      0.6100
    23      1.0000      44      0.8100      65      0.6000
    24      1.0000      45      0.8000      66      0.5900
    25      1.0000      46      0.7900      67      0.5800
    26      0.9900      47      0.7800      68      0.5700
    27      0.9800      48      0.7700      69      0.5600
    28      0.9700      49      0.7600      70      0.5500
    29      0.9600      50      0.7500      71      0.5400
    30      0.9500      51      0.7400      72      0.5300
    31      0.9400      52      0.7300      73      0.5200
    32      0.9300      53      0.7200      74      0.5100
    33      0.9200      54      0.7100      75      0.5000
    34      0.9100      55      0.7000      76      0.4900
    35      0.9000      56      0.6900      77      0.4800
    36      0.8900      57      0.6800      78      0.4700
    37      0.8800      58      0.6700      79      0.4600
    38      0.8700      59      0.6600      80      0.4500

                               SMOKER FACTORS

    AGE     FACTOR      AGE     FACTOR      AGE     FACTOR
    ---     ------      ---     ------      ---     ------
      0     0.8000      27      0.7833      54      0.5583
      1     0.8000      28      0.7750      55      0.5500
      2     0.8000      29      0.7667      56      0.5417
      3     0.8000      30      0.7583      57      0.5333
      4     0.8000      31      0.7500      58      0.5250
      5     0.8000      32      0.7417      59      0.5167
      6     0.8000      33      0.7333      60      0.5083
      7     0.8000      34      0.7250      61      0.5000
      8     0.8000      35      0.7167      62      0.4917
      9     0.8000      36      0.7083      63      0.4833
     10     0.8000      37      0.7000      64      0.4750
     11     0.8000      38      0.6917      65      0.4667
     12     0.8000      39      0.6833      66      0.4583
     13     0.8000      40      0.6750      67      0.4500
     14     0.8000      41      0.6667      68      0.4417
     15     0.8000      42      0.6583      69      0.4333
     16     0.8000      43      0.6500      70      0.4250
     17     0.8000      44      0.6417      71      0.4167
     18     0.8000      45      0.6333      72      0.4083
     19     0.8000      46      0.6250      73      0.4000
     20     0.8000      47      0.6167      74      0.3917
     21     0.8000      48      0.6083      75      0.3833
     22     0.8000      49      0.6000      76      0.3750
     23     0.8000      50      0.5917      77      0.3667
     24     0.8000      51      0.5833      78      0.3583
     25     0.8000      52      0.5750      79      0.3500
     26     0.7917      53      0.5667      80      0.3417

                                   EXAMPLES

For the purposes of these examples, assume that a male, Age 45, non-smoker purchases a $100,000 policy. In this example the Guideline Annual Premium equals $1,740.95, and the factor is 0.8000. His maximum surrender charge at issue is calculated as follows:

  (1)   Deferred Administrative Charge                           $450.00
        ($4.50/$1,000 of Face Amount)

  (2)   Deferred Sales Charge                                    $417.83
        (30% of Guideline Annual Premium X Factor from page 94)
                                                                 -------
        Maximum Surrender Charge                                 $867.83

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

  (1)   Deferred Administrative Charge                           $450.00
        ($4.50/$1,000 of Face Amount)

  (2)   Deferred Sales Charge                                    Varies
        (30% of Premiums Paid associated
        with the initial face amount)
                                                                 -------
                                                       Sum of (1) and (2)

The maximum surrender charge is $867.83. All premiums are associated with the initial face amount unless the face amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the 10th policy month, having paid total premiums of $1,000. The actual surrender charge would be $750. If, instead of $1,000, he had paid total premiums of $1,392.76 or greater, the actual surrender charge would be $867.83.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 54th month, having paid total premiums of $1,000. After the 44th policy month, the maximum surrender charge decreases by 1% per month ($8.6783 per month in this example). In this example the maximum surrender charge would be $781.05. The actual surrender charge would be $750. If instead of $1,000, he had paid total premiums of $1,103.50 or greater, the actual surrender charge would be $781.05.

EXAMPLE 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the face amount of the Policy is increased. Assume our sample policyowner increases his face amount to $250,000 on the 24th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,781.62 and the factor is .7800.

The maximum surrender charge for the increase is $1,325.90 as calculated below:

   (1)   Deferred Administrative Charge                         $675.00
         ($4.50/$1,000 of Face Amount)

   (2)   Deferred Sales Charge                                  $650.90
         (30% of Guideline Annual Premium
         for the increase X Factor)
                                                              ---------
         Maximum Surrender Charge                             $1,325.90

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

   (1)   Deferred Administrative Charge                         $675.00

   (2)   Deferred Sales Charge                                   Varies
         (30% of the Policy value, on the effective date of the increase, associated with the increase)

   (3)   (30% of Premiums paid associated                        Varies
         the increase)
                                                                 -------
                                                Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial face amount and the increase. This is done as follows:

A. Premium is allocated to the initial face amount if it is received before an application for an increase.

B. Premium is associated with the base policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 38.5% of premium ($1,740.95/$4,522.57) is allocated to the initial face amount and

   61.5% of premium ($2,781.62/$4,522.57) is allocated to the increase.

C. The policy value on the effective date of an increase is also allocated between the initial face amount and the increase in proportion to their Guideline Annual Premiums. In this example 61.5% ($2,781.62/$4,522.57) of the Policy value will be allocated to the increase.

Continuing the example, assume that the policyowner has paid $1,000 of premium before the $2,000 after the effective date of the increase. Also, assume that the Policy Value of the policy on the effective date of the increase is $900. The following values result when the policy is surrendered in the 54th policy month.

A. Related to the Initial Face Amount

   1. The maximum surrender charge began to decrease in the 44th policy month and now equals $781.05.

   2. The actual surrender charge is the lesser of $781.05 and the following sum.

       (1)  Deferred Administrative Charge                    $450.00

       (2)  30% of premium paid before the increase           $300.00

       (3)  11.55% (.30 X .385) of premium
            paid after the increase                           $231.00
                                                              -------
                                                              $981.00

   The actual surrender charge for the initial face amount is thus $781.05

A. Related to the Increase in Face Amount

   1. The maximum surrender charge is $1,325.90, decreasing by 1% per month beginning in the 68th policy month (44 months after the effective date of the increase).

   2. The actual surrender charge is the lesser of $1,325.90 and the following sum.

       (1)  Deferred Administrative Charge                    $675.00

       (2)  18.45% (.30 x .615) of the $900 Policy value
            on the effective date of the increase             $166.05

       (3)  18.45% of the $2,000.00 of premium
            paid after the increase                           $369.00
                                                            ---------
                                                            $1,210.05

The surrender charge for the increase in face amount is $1,210.05. The total surrender charge on the Policy is the sum of the surrender charge for the initial face amount plus the surrender charge for the increase. The total surrender charge is therefore $1,991.10 (the sum of $781.05 + $1,210.05).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           RULE 6e-3(T) REPRESENTATIONS, DESCRIPTIONS AND UNDERTAKINGS

Registrant makes the following representations pursuant to the requirements of Rule 6e-3(T) under the Investment Company Act of 1940:

     A.  Risk Charge


Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(1), Registrant represents that Rule 6e-3(T)(b)(13)(iii)(F) has been relied upon in deducting charges for mortality expense and risks assumed by Allmerica Financial Life Insurance and Annuity Company (the "Company").


Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2), Registrant represents that the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance contracts. The methodology used to support this representation is based upon an analysis of the mortality and expense risk charges adopted under other flexible premium variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the foregoing representation.

     B.  Distribution Costs

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(4)(ii)(A), Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Registrant will benefit the Registrant and contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation. Pursuant to Section 6e-3(T)(b)(13)(iii)(F)(4)(ii)(B)(2), Registrant also represents that it will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses.

            UNDERTAKINGS CONCERNING MORTALITY AND EXPENSE RISK CHARGE

The flexible premium variable life policies offered by this registration statement provide for a mortality and expense risk charge of 0.90%, on an annual basis, of the daily net asset value of each Sub-Account of the VEL Account. The Company acknowledges that any mortality and expense risk charge above 0.90% is currently considered above the range of industry practice. If the Company proposes to increase the charges above the range of industry practice, the Company hereby undertakes to file an exemption request with the Securities and Exchange Commission ("Commission") in which it would demonstrate that the proposed charge is reasonable in relation to the risks assumed under the Policy.

This undertaking is given subject to the applicability of future federal legislation or Commission rules or regulation which might permit an increase in the mortality and expense risk charge beyond the range of industry practice, without submitting an exemption application and/or making the demonstration described above. In such case, in lieu of the undertaking described above, the Company hereby undertakes to comply with the provisions of such legislation, rules, or regulations in implementing any increase in the mortality and expense risk charge.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representatives, descriptions and undertaking pursuant to Rule
6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 (the "1940
Act").
The signatures.

Written consents of the following persons:

     1.   Price Waterhouse

     2.   Opinion of Counsel

The following exhibits:

     1.   Exhibit 1

          (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Resolutions of the Board of Directors of the Company establishing the VEL Account were previously filed on June 3, 1987, and are incorporated herein by reference.

          (2)  Not Applicable.

          (3) (a) Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. (formerly SMA Equities, Inc.) was previously filed on June 3, 1987, and is incorporated herein by reference.

               (b) Registered Representative Agreement and Resident Sponsor Agreement of SMA Equities, Inc. were previously filed on June 3, 1987, and are incorporated herein by reference.

          (4)  Not Applicable.

          (5) Forms of Generic Policy and Policy riders were previously filed on June 3, 1987, and are incorporated herein by reference.


          (6)  Organizational documents of the Company, as amended


          (7)  Not Applicable.

          (8) (a) Form of Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II was previously filed on June 3, 1987, and is incorporated herein by reference.

               (b)  Participation Agreement with Allmerica
                    Investment Trust (formerly SMA Investment Trust) was previously filed on June 3, 1987, and is incorporated herein by reference.

               (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on June 3, 1987 and is incorporated herein by reference.

               (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. Was previously filed on May 1, 1995 and is incorporated herein by reference.

          (9)  Not Applicable.

          (10) Form of Application was previously filed by the Registrant, Registration No. 33-14672, on June 3, 1987, and is incorporated herein by reference.

     2.   Form of Policy and Policy riders are included in Exhibit 1 above.

     3.   Opinion of Counsel.

     4.   Not Applicable.

     5.   Not Applicable.


     6. Actuarial Consent was previously filed on May 1, 1995 and is incorporated herein by reference.


     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed on September 1, 1987, and is incorporated herein by reference.

     8.   Consent of Independent Accountants.

     9. AUV Calculation Services Agreement with The Shareholder Services Group dated March 31, 1995 was previously filed on May 1, 1995 and is incorporated herein by reference.

     EXHIBIT TABLE
     -------------


Exhibit1(6)    Company's articles of Incorporation and Bylaws, as amended

Exhibit 3      Opinion of Counsel

Exhibit 8      Consent of Independent Accountants

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Worcester, and Commonwealth of Massachusetts, on the 25th day of September, 1995. Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement.

                                   SMA LIFE ASSURANCE COMPANY
                                   VEL ACCOUNT


                              Attest: /s/ Joseph W. MacDougall, Jr.
                                      ----------------------------
                                      Joseph W. MacDougall, Jr.
                                      Vice President, Associate General Counsel
                                      and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                TITLE                     DATE

/s/Richard M. Reilly     Director, President and     September 25, 1995
-----------------------  Chief Executive Officer     ------------------
Richard M. Reilly

/s/ John F. O'Brien      Director and Chairman of the
-----------------------  Board

John F. O'Brien

/s/ Eric A. Simonsen     Director, Vice President and
-----------------------  Chief Financial Officer
Eric A. Simonsen

/s/ Mark R. Colborn      Vice President and
-----------------------  Controller

Mark R. Colborn

/s/ Richard J. Baker     Director and Vice President
-----------------------
Richard J. Baker


/s/ John F. Kelly        Director
-----------------------
John F. Kelly